-ii- T. ROWE PRICE GROUP, INC. 2020 LONG-TERM INCENTIVE PLAN (Amended and Restated July 30, 2024)

-ii- TABLE OF CONTENTS Page 1. History; Effective Date ..................................................................................................................... 1 2. Purposes of the Plan ....................................................................................................................... 1 3. Terminology .................................................................................................................................... 1 4. Administration ................................................................................................................................. 1 (a) Administration of the Plan .................................................................................................. 1 (b) Powers of the Administrator ............................................................................................... 1 (c) Delegation of Administrative Authority ............................................................................... 2 (d) Non-Uniform Determinations ............................................................................................. 3 (e) Limited Liability ................................................................................................................... 3 (f) Indemnification ................................................................................................................... 3 (g) Effect of Administrator’s Decision ...................................................................................... 3 5. Shares Issuable Pursuant to Awards .............................................................................................. 3 (a) Initial Share Pool ................................................................................................................ 3 (b) Adjustments to Share Pool ................................................................................................ 3 (c) Individual Limits .................................................................................................................. 4 (d) ISO Limit ............................................................................................................................ 4 (e) Source of Shares ............................................................................................................... 5 6. Participation .................................................................................................................................... 5 7. Awards ............................................................................................................................................ 5 (a) Awards, In General ............................................................................................................ 5 (b) Minimum Restriction Period for Full Value Awards ............................................................ 5 (c) Stock Options ..................................................................................................................... 5 (d) Limitation on Reload Options ............................................................................................. 9 (e) Stock Appreciation Rights .................................................................................................. 9 (f) Prohibition on Repricing ................................................................................................... 11 (g) Exercise Periods for Stock Options and Stock Appreciation Rights on a Termination of Service ............................................................................................................................. 11 (h) Stock Awards ................................................................................................................... 12 (i) Stock Units ....................................................................................................................... 13 (j) Performance Shares and Performance Units .................................................................. 14 (k) Restricted Funds Unit....................................................................................................... 15 (l) Other Stock-Based Awards .............................................................................................. 16 (m) Awards to Participants Outside the United States ........................................................... 17 (n) Limitation on Dividend Reinvestment and Dividend Equivalents ..................................... 17 (o) Special Vesting Rules ...................................................................................................... 17 (p) Vesting upon Death or Total and Permanent Disability ................................................... 17 (q) Post-Service Vesting Continuation .................................................................................. 17

-ii- TABLE OF CONTENTS (continued) Page 8. Withholding of Taxes ..................................................................................................................... 18 9. Transferability of Awards ............................................................................................................... 19 10. Adjustments for Corporate Transactions and Other Events ......................................................... 19 (a) Mandatory Adjustments ................................................................................................... 19 (b) Discretionary Adjustments ............................................................................................... 19 (c) Adjustments to Performance Goals ................................................................................. 20 (d) Statutory Requirements Affecting Adjustments ............................................................... 20 (e) Dissolution or Liquidation ................................................................................................. 20 11. Change in Control Provisions........................................................................................................ 20 (a) Termination of Awards ..................................................................................................... 20 (b) Continuation, Assumption or Substitution of Awards ....................................................... 20 (c) Section 409A Savings Clause .......................................................................................... 21 12. Substitution of Awards in Mergers and Acquisitions ..................................................................... 21 13. Compliance with Securities Laws; Listing and Registration .......................................................... 21 14. Section 409A Compliance ............................................................................................................. 22 15. Plan Duration; Amendment and Discontinuance .......................................................................... 23 (a) Plan Duration ................................................................................................................... 23 (b) Amendment and Discontinuance of the Plan ................................................................... 23 (c) Amendment of Awards ..................................................................................................... 23 16. General Provisions ........................................................................................................................ 24 (a) Non-Guarantee of Employment or Service ...................................................................... 24 (b) No Trust or Fund Created ................................................................................................ 24 (c) Status of Awards .............................................................................................................. 24 (d) Affiliate Employees........................................................................................................... 24 (e) Governing Law and Interpretation .................................................................................... 24 (f) Headings and Captions .................................................................................................... 24 (g) Use of English Language ................................................................................................. 24 (h) Recovery of Amounts Paid .............................................................................................. 25 (i) Resolution of Disputes ..................................................................................................... 25 (j) Notices ............................................................................................................................. 25 (k) Electronic Delivery of Documents .................................................................................... 25 (l) Consent to Electronic Delivery ......................................................................................... 25 (m) Invalid Provision ............................................................................................................... 25 (n) Country-Specific Terms and Conditions .......................................................................... 26 17. Glossary ........................................................................................................................................ 26

1 T. ROWE PRICE GROUP, INC. 2020 LONG-TERM INCENTIVE PLAN 1. History; Effective Date. T. ROWE PRICE GROUP, INC., a Maryland corporation (“Price Group”), has established the T. ROWE PRICE GROUP, INC. 2020 LONG-TERM INCENTIVE PLAN, as set forth herein, and as the same may be amended from time to time (the “Plan”). The Plan was adopted by the Board of Directors of Price Group (the “Board”) on February 11, 2020 as a successor plan to Price Group’s 2012 Long-Term Incentive Plan, and is effective as of the date that it is approved by the stockholders of Price Group (the “Effective Date”). No awards will be made under Price Group’s 2012 Long-Term Incentive Plan after the Effective Date of this Plan. 2. Purposes of the Plan. The Plan enables Price Group to continue to grant stock-based and cash-based incentive awards which the Board believes provide Price Group with a competitive advantage in recruiting, retaining and motivating key individuals whose efforts contribute to the growth, profitability and long-term success of Price Group. Incentive awards enable such individuals to acquire or increase, and benefit from, equity ownership in Price Group or receive compensation upon achievement of specified performance objectives, thereby strengthening their commitment to the success of Price Group and stimulating their efforts on behalf of Price Group. Toward this objective, the Administrator may grant Stock Options, Stock Appreciation Rights, stock awards, stock units, performance shares, performance units, and other stock- based awards to eligible individuals on the terms and subject to the conditions set forth in the Plan. 3. Terminology. Except as otherwise specifically provided in an Award Agreement, capitalized words and phrases used in the Plan or an Award Agreement shall have the meaning set forth in the glossary at Section 17 of the Plan or as defined the first place such word or phrase appears in the Plan. 4. Administration. (a) Administration of the Plan. The Plan shall be administered by the Administrator. (b) Powers of the Administrator. The Administrator shall, except as otherwise provided under the Plan, have plenary authority, in its sole and absolute discretion, to make Determinations as provided herein in connection with the granting of Awards pursuant to the terms of the Plan to Eligible Individuals and to take all other actions necessary or desirable to carry out the purpose and intent of the Plan. Among other things, the Administrator shall have the authority, in its sole and absolute discretion, subject to the terms and conditions of the Plan to: (i) determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted; (ii) determine the types of Awards to be granted any Eligible Individual; (iii) determine, to the extent applicable, the number of shares of Common Stock to be covered by or used for reference purposes for each Award or the value to be transferred pursuant to any Award; (iv) determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (A) the purchase price of any shares of Common Stock, (B) the method of payment for shares purchased

2 pursuant to any Award, (C) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Common Stock, (D) subject to Section 7(b), the timing, terms and conditions of the exercisability, vesting or payout of any Award or any shares acquired pursuant thereto, (E) the Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (F) the time of the expiration of any Award, (G) the effect of the Participant’s Termination of Service on any of the foregoing, and (H) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto as the Administrator shall consider to be appropriate and not inconsistent with the terms of the Plan; (v) subject to Sections 7(f), 10(c) and 15, modify, amend or adjust the terms and conditions of any Award; (vi) subject to Section 7(b), accelerate or otherwise change the time at or during which an Award may be exercised or becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction, condition or risk of forfeiture with respect to such Award; provided, however, that, except in connection with death, disability or a Change in Control, no such change, waiver or acceleration shall be made to any Award that is considered “deferred compensation” within the meaning of section 409A of the Code if the effect of such action is inconsistent with section 409A of the Code; (vii) determine whether an Award will be paid or settled in cash, shares of Common Stock, or in any combination thereof and whether, to what extent and under what circumstances cash or shares of Common Stock payable with respect to an Award shall be deferred either automatically or at the election of the Participant; (viii) for any purpose, including but not limited to, qualifying for preferred tax treatment, accommodating the customs or otherwise complying with the regulatory requirements of local or foreign (non-United States) jurisdictions, adopt, amend, modify, administer or terminate sub-plans and special provisions applicable to Awards regulated by the laws of a jurisdiction outside of the United States, which sub-plans and special provisions may take precedence over other provisions of the Plan, and prescribe, amend and rescind rules and regulations relating to such sub-plans and special provisions. (ix) establish any “blackout” period, during which transactions affecting Awards may not be effectuated, that the Administrator in its sole discretion deems necessary or advisable; (x) determine the Fair Market Value of shares of Common Stock or other property for any purpose under the Plan or any Award; (xi) administer, construe and interpret the Plan, Award Agreements and all other documents relevant to the Plan and Awards issued thereunder, and decide all other matters to be determined in connection with an Award; (xii) establish, amend, rescind and interpret such administrative rules, regulations, agreements, guidelines, instruments and practices for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable; (xiii) correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent the Administrator shall deem it desirable to carry it into effect; and (xiv) otherwise administer the Plan and all Awards granted under the Plan. (c) Delegation of Administrative Authority. The Administrator may designate officers and employees of Price Group or any Affiliate, including any committee of officers and employees, to assist the Administrator in the administration of the Plan and, to the extent permitted by applicable law and exchange rules, may grant authority to officers or other employees to execute agreements or other documents on behalf of the Administrator; provided, however, that such delegation of authority shall not

3 extend to the exercise of discretion with respect to Awards to Eligible Individuals who are officers under Section 16 of the Exchange Act. (d) Non-Uniform Determinations. The Administrator’s Determinations under the Plan (including without limitation, Determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Award Agreements evidencing such Awards, and the ramifications of a Change in Control upon outstanding Awards) need not be uniform and may be made by the Administrator selectively among Awards or persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated. (e) Limited Liability. To the maximum extent permitted by law, no member of the Administrator or any agent or delegate of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder. (f) Indemnification. To the maximum extent permitted by law, by Price Group’s charter and by-laws, and by any directors’ and officers’ liability insurance coverage which may be in effect from time to time, the members of the Administrator and any agent or delegate of the Administrator who is an employee of Price Group or an Affiliate shall be indemnified by Price Group against any and all liabilities and expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan. (g) Effect of Administrator’s Decision. All actions taken and Determinations made by the Administrator on all matters relating to the Plan or any Award pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion, unless in contravention of any express term of the Plan, including, without limitation, any determination involving the appropriateness or equitableness of any action. All Determinations made by the Administrator shall be conclusive, final and binding on all parties concerned, including Price Group, its stockholders, any Participants and any other employee, consultant, or director of Price Group and its Affiliates, and their respective successors in interest. Notwithstanding the foregoing, following a Change in Control, any Determination by the Administrator as to whether “Cause” or “Good Reason” exists shall be subject to de novo review by a court of competent jurisdiction. 5. Shares Issuable Pursuant to Awards. (a) Initial Share Pool. As of the Effective Date, the number of shares of Common Stock issuable pursuant to Awards granted under the Plan (the “Share Pool”) shall be equal to 11,000,000 shares. (b) Adjustments to Share Pool. On and after the Effective Date, the Share Pool shall be adjusted, in addition to any adjustments to be made pursuant to Section 10 of the Plan, as follows: (i) The Share Pool shall be reduced by one share for each share of Common Stock made subject to an Award granted under the Plan; (ii) The Share Pool shall be increased by the number of unissued shares of Common Stock underlying or used as a reference measure for any Award or portion of an Award that is cancelled, forfeited, expired, terminated unearned or settled in cash, in any such case without the issuance of shares, and by the number of shares of Common Stock used as a reference measure for any Award that are not issued upon settlement of such Award; (iii) The Share Pool shall be increased by the number of shares of Common Stock that are forfeited back to Price Group after issuance due to a failure to meet an Award contingency or condition with respect to any Award or portion of an Award; (iv) The Share Pool shall be increased by the number of shares of Common Stock withheld by or surrendered (either actually or through attestation) to Price Group in payment of the

4 exercise price of any Award; (v) The Share Pool shall be increased by the number of shares of Common Stock withheld by or surrendered (either actually or through attestation) to Price Group in payment of the statutory minimum Tax Withholding Obligation that arises in connection with any Award; and (vi) The Share Pool shall be increased by the amount of any shares of Common Stock reacquired by Price Group on the open market or otherwise using the cash proceeds received by Price Group in payment of the exercise price and/or the statutory minimum Tax Withholding Obligation that arises in connection with the exercise of Stock Options, provided, however, that the maximum number of shares that may be so added to the Share Pool, irrespective of the date of purchase, shall be equal to (A) the amount of the cash proceeds received by Price Group, divided by (B) the Fair Market Value of the Common Stock on the date of the exercise that generated such proceeds. (c) Individual Limits. Subject to adjustment as provided in Section 10 of the Plan: (i) the maximum number of shares of Common Stock that may be made subject to Awards granted under the Plan during a calendar year to any one person in the form of Stock Options or Stock Appreciation Rights, is, in the aggregate, 1,000,000 shares; (ii) the maximum number of shares of Common Stock that may be made subject to Awards granted under the Plan during a calendar year to any one person in the form of Restricted Stock or Restricted Stock Units that are not Performance Awards is, in the aggregate, 1,000,000 shares; (iii) the maximum number of shares of Common Stock that may be made subject to Awards granted under the Plan during a calendar year to any one person in the form of Performance Shares or Performance Units is, in the aggregate, 1,000,000 shares; (iv) the maximum number of shares of Common Stock that may be made subject to Awards granted under the Plan during a calendar year to any one person in the form of Performance Awards that are not Performance Shares or Performance Units is, in the aggregate, 1,000,000 shares; (v) in connection with Awards granted under the Plan during a calendar year to any one person in the form of Performance Shares, the maximum cash amount payable thereunder is the amount equal to the number of shares made subject to the Award, as limited by Sections 5(c)(iii) or 5(c)(iv), multiplied by the Fair Market Value as determined as of the payment date; and (vi) in connection with Awards granted under the Plan during a calendar year to any one person in the form of Performance Units or Restricted Fund Units, the maximum cash amount payable under such Performance Units or under Restricted Fund Units as of the date of grant is $15,000,000; provided, however, that each of the limitations set forth above in clauses (i), through (v) of this Section 5(c) shall be multiplied by two when applied to Awards granted to any individual during the calendar year in which such individual first commences service with Price Group or an Affiliate; and provided, further, that the limitations set forth above in clauses (iii), (iv) and (v) of this Section 5(c) shall be multiplied by the number of calendar years over which the applicable Performance Period spans (in whole or in part), if the Performance Period is longer than 12 months’ duration, when applied to Performance Awards. If an Award is terminated, surrendered or canceled in the same year in which it was granted, such Award nevertheless will continue to be counted against the limitations set forth above in this Section 5(c) for the calendar year in which it was granted. (d) ISO Limit. Subject to adjustment pursuant to Section 10 of the Plan, the maximum number of shares of Common Stock that may be issued pursuant to Stock Options granted under the Plan that are intended to qualify as Incentive Stock Options within the meaning of section 422 of the Code shall be 11,000,000 shares.

5 (e) Source of Shares. The shares of Common Stock with respect to which Awards may be made under the Plan shall be shares authorized for issuance under Price Group’s charter but unissued, including without limitation shares purchased in the open market or in private transactions. 6. Participation. Participation in the Plan shall be open to all Eligible Individuals, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to Eligible Individuals in connection with hiring, recruiting or otherwise, prior to the date the individual first performs services for Price Group or an Affiliate; provided, however, that such Awards shall not become vested or exercisable, and no shares shall be issued to such individual, prior to the date the individual first commences performance of those services. 7. Awards. (a) Awards, In General. The Administrator, in its sole discretion, shall establish the terms of all Awards granted under the Plan consistent with the terms of the Plan. Awards may be granted individually or in tandem with other types of Awards, concurrently with or with respect to outstanding Awards. All Awards are subject to the terms and conditions provided in the Award Agreement, which shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. Unless otherwise specified by the Administrator, in its sole discretion, or otherwise provided in the Award Agreement, an Award shall not be effective unless the Award Agreement is signed or otherwise accepted by Price Group and the Participant receiving the Award (including by electronic delivery and/or electronic signature). (b) Minimum Restriction Period for Full Value Awards. Except as provided below and notwithstanding any provision of the Plan to the contrary, each Full Value Award granted under the Plan shall be subject to a minimum Restriction Period of 12 months from the date of grant if vesting of or lapse of restrictions on such Award is based on the satisfaction of Performance Goals and a minimum Restriction Period of 36 months from the date of grant, applied in either pro rata installments or a single installment, if vesting of or lapse of restrictions on such Award is based solely on the Participant’s satisfaction of specified service requirements with Price Group and its Affiliates. If the grant of a Performance Award is conditioned on satisfaction of Performance Goals, the Performance Period shall not be less than 12 months’ duration, but no additional minimum Restriction Period need apply to such Award. Except as provided below and notwithstanding any provision of the Plan to the contrary, the Administrator shall not have discretionary authority to waive the minimum Restriction Period applicable to a Full Value Award, except in the case of death, disability, retirement, or a Change in Control. The provisions of this Section 7(b) shall not apply and/or may be waived, in the Administrator’s discretion, with respect to up to the number of Full Value Awards that is equal to five percent (5%) of the aggregate Share Pool as of the Effective Date. (c) Stock Options. The Administrator may grant Stock Options alone or in addition to other Awards granted under this Plan to any Eligible Individual. The Administrator shall determine (A) whether each Stock Option will be granted as an Incentive Stock Option or a Non-Qualified Stock Option, and (B) the provisions, terms, and conditions of each Stock Option including, but not limited to, the vesting schedule, the number of shares of Common Stock subject to the Stock Option, the exercise price of the Stock Option, the period during which the Stock Option may be exercised, repurchase provisions, forfeiture provisions, methods for payment of the exercise price of the Stock Option, acceleration of vesting, if any, in connection with certain termination events, and all other terms and conditions of the Stock Option, subject to the following:. (i) Form of Stock Option Grant. Each Stock Option granted under the Plan will be evidenced by an Award Agreement (which need not be the same for each recipient of a Stock Option Award) that is not inconsistent with the Plan, including any provisions that may be necessary to assure that any Stock Option that is intended to be an Incentive Stock Option will comply with section 422 of the

6 Code. (ii) Exercise Period. Unless a shorter or longer period is otherwise provided in an Award Agreement and permitted by applicable law and subject to the provisions of Section 7(c)(vi) below, each Stock Option will expire and all rights to purchase shares of Common Stock thereunder will cease ten years after the Grant Date. (iii) Exercise Price and Terms. The exercise price per share subject to a Stock Option granted under the Plan shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date, except as provided under applicable law or with respect to Stock Options that are granted in substitution of similar types of awards of a company acquired by Price Group or an Affiliate or with which Price Group or an Affiliate combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) to preserve the intrinsic value of such awards, and during its term the Stock Option will be exercisable only on the event or events and under the terms determined by the Administrator and set forth in the Award Agreement. (iv) Limitations on Incentive Stock Options. The aggregate Fair Market Value (determined as of the Grant Date of a Stock Option) of Common Stock that any Participant is first eligible to purchase during any calendar year by exercise of Incentive Stock Options granted under the Plan and by exercise of Incentive Stock Options (within the meaning of section 422 of the Code) granted under any other plan of Price Group (and its parent and subsidiary corporations, within the meaning of section 424(e) and 424(f) of the Code, as may exist from time to time) may not exceed $100,000. If the Fair Market Value of stock with respect to which all Incentive Stock Options described in the preceding sentence held by any one Participant that are exercisable for the first time by that Participant during any calendar year exceeds $100,000, or any other applicable amount, the Stock Options that are intended to be Incentive Stock Options on the Grant Date thereof for the first $100,000 worth of shares of Common Stock to become exercisable in such year will be considered to constitute Incentive Stock Options within the meaning of section 422 of the Code and the Stock Options that are intended to be Incentive Stock Options on the Grant Date thereof for the shares of Common Stock in the amount in excess of $100,000 that become exercisable in that calendar year will be treated as Non-Qualified Stock Options. For this purpose, the Incentive Stock Options will be taken into account in the order in which they are granted. Price Group may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of Incentive Stock Options and the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of Non-Qualified Stock Options by issuing separate certificates for the shares and identifying the certificates as such in the stock transfer records of Price Group or by any other appropriate notation in the records of Price Group. If the Code or the Treasury regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different rules and/or limits governing Incentive Stock Options than those described in this Section 7(c)(iv), such different rules and/or limit will be incorporated herein and will apply to any Incentive Stock Options granted after the effective date of such amendment. (v) Dividend and Dividend Equivalents. No grant of a Stock Option may provide for dividends, dividend equivalents, or other similar distributions to be paid in connection with the exercise of the Stock Option. (vi) Tolling of Stock Option Exercise Period. Notwithstanding any other provision of this Plan to the contrary, if, by its terms, a Stock Option, other than an Incentive Stock Option, would expire when trading in shares of Common Stock is otherwise prohibited by law or by the Company’s insider trading policy, as such may be amended from time to time, the expiration of the Stock Option shall be tolled and the term of the Stock Option will be automatically extended until the close of trading on the 30th day following the expiration of any such prohibition. (vii) Vesting Period. The Administrator will determine the types of Stock Option Awards made and any terms and conditions applicable to the Awards as it considers appropriate, including any vesting conditions necessary to comply with any applicable law. Notwithstanding the

7 foregoing and subject to Section 7(b), no portion of a Stock Option may be scheduled to vest in less than 12 months from the Grant Date. (viii) Termination of Service. Except as provided in the applicable Award Agreement or otherwise determined by the Administrator, to the extent Stock Options are not vested and exercisable, a Participant’s Stock Options shall be forfeited upon his or her Termination of Service. (ix) Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Stock Options, provided they are not inconsistent with the Plan. (x) Notice of Exercise. Subject to the conditions of Section 7(c)(xii) and such Determinations regarding administration as the Administrator may from time to time adopt, Stock Options may be exercised only by delivery to the Administrator, or its designee, notice, in such form as is permitted by the Administrator or its designee, stating the number of shares of Common Stock being purchased, the method of payment, and such other matters as may be considered appropriate by the Price Group or the Administrator in connection with the issuance of shares of Common Stock upon exercise of the Stock Option, together with payment in full of the exercise price for the number of shares of Common Stock being purchased. The effective date of exercise of a Stock Option (which in no event may be beyond the expiration date of the Stock Option) will be, unless otherwise provided in Determinations adopted by the Administrator: A. in connection with a sell order for the underlying stock that is a “Sell-to- Cover Order,” a “Same-Day-Sale Exercise Order,” a Limit Order, a “Good-till” Cancelled Order or the like, the date on which such sell order is actually executed. B. in connection with an “Exercise and Hold” (cash exercise) transaction, the date the requisite funds are received by the Payroll and Stock Transaction Group of Price Group, or its successor by title or with respect to duties and responsibilities, at its home office in Baltimore, Maryland or such other location as Price Group may designate, or by a third party duly designated by Price Group at the offices of such third party, in the manner determined by the Administrator. Provided, however, that if the date of exercise, as otherwise determined pursuant to this Section 7(x), including any Determinations adopted by the Administrator, is not a Trading Date, the date of exercise will be deemed to be the next Trading Date. Further, if an exercise instruction is received after the close of the national securities exchange that is the principal trading market for the Common Stock on a particular day, it will be deemed received as of the opening of the next Trading Date. If a Stock Option is granted in tandem with any other Award, there will be surrendered and cancelled from the related Award at the time of exercise of the Stock Option, in lieu of exercise of the related Award, that number of shares of Common Stock as equals the number of shares of Common Stock with respect to which the tandem Stock Option will have been exercised. (xi) Payment. Payment equal to the aggregate exercise price for the shares subject to a Stock Option and for which notice of exercise has been provided by a Participant, including a Participant that has terminated Service, to Price Group, along with any applicable withholding taxes as described in Section 8, will be tendered in full, with the notice of exercise, in cash (including wire or fund transfers, check, bank draft, postal or express money order payable to the of Price Group or other cash equivalent acceptable to the Administrator in its discretion, in each case in a currency acceptable to the Administrator) or, unless otherwise prohibited (x) by Determinations adopted by the Administrator, (y) in a specific Award Agreement, or (z) by law or applicable regulation, by: A. the actual or constructive transfer to Price Group of nonforfeitable, non- restricted shares of Common Stock that have been owned by the Participant for more than six months, or such shorter time as may be permitted by applicable law, prior to the date of exercise;

8 B. using the net proceeds (after paying all selling fees) from the sale of some (the “Sell-to-Cover Exercise Method”) or all (the “Same-Day-Sale Exercise Method”), of the shares of Common Stock received on the exercise of the Stock Option, or from any arrangement pursuant to which a Participant, including those Participants who have terminated Service, irrevocably instructs a broker-dealer to sell a sufficient portion of such shares to pay the exercise price and any withholding obligation, as described in Section 8, and related fees thereon and deliver the sale proceeds directly to Price Group. The value of the shares of Common Stock used in payment of the exercise price under the Sell-to-Cover Exercise Method or the Same-Day-Sale Exercise Method will be the price at which the Common Stock was sold by the broker-dealer functioning under the Sell-to-Cover Exercise Method or the Same-Day-Sale Exercise Method on the effective date of exercise as described in Section 7(x). The amount of the proceeds to be delivered to Price Group by the broker-dealer functioning under the Sell-to-Cover Exercise Method or the Same-Day-Sale Exercise Method will be credited to the Common Stock account of Price Group as consideration for the shares of Common Stock to be issued in accordance with the Sell-to-Cover Exercise or the Same-Day-Sale Exercise Method; C. by surrender for cancellation of shares of Common Stock at the Fair Market Value per share at the time of exercise under a “net exercise” arrangement; provided, however, that use of a “net exercise” arrangement cannot result in the Stock Option being settled either in whole or in part for cash payable to the Participant; D. in accordance with such other procedures or in such other forms as the Administrator will from time to time determine; or E. any combination of the above. On payment of all amounts due from the Participant, Price Group will cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant’s Stock Option in the event of his death) at its principal business office promptly after the date of exercise. If the Participant has exercised an Incentive Stock Option Price Group may at its option retain physical possession of the certificate evidencing the shares acquired on exercise until the expiration of the holding periods described in section 422(a)(1) of the Code. The obligation of Price Group to deliver shares of Common Stock will, however, be subject to the condition that if at any time the Administrator will determine in its discretion that the listing, registration or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Administrator. (xii) Automatic Exercise. As a convenience and as a protection against inadvertent expiration of a Stock Option, at close of business on the Final Exercise Date (or the preceding Trading Date if the Final Exercise Date is not a Trading Date), if the Exercise Spread Test (defined below) is met, any vested Stock Option held by a Participant will be automatically exercised using the “net exercise” method described above, without regard to the notice requirement and with additional shares retained for purposes of satisfying the minimum applicable tax withholdings (the “Automatic Exercise”). The Stock Option satisfies the “Exercise Spread Test” if the per share spread between the closing price of the Common Stock and the exercise price on the Grant Date (the “Exercise Spread”) on the Final Exercise Date is at least one dollar. If the Exercise Spread Test is not satisfied, the unexercised portion of the Stock Option will expire as of close of business on the Final Exercise Date. For avoidance of doubt, a Participant may exercise any exercisable portion of a Stock Option prior to the time of an Automatic Exercise and no portion of the Stock Option may or will be exercised at or after a Participant’s termination for Cause.

9 (d) Limitation on Reload Options. Other than to fulfill Price Group’s obligation under any outstanding Award granted under a Prior Plan, the Administrator shall not grant Stock Options under this Plan that contain a reload or replenishment feature pursuant to which a new Stock Option would be granted upon receipt of delivery of Common Stock to Price Group in payment of the exercise price or any tax withholding obligation under any other Stock Option. (e) Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights alone or in tandem with other Awards granted under this Plan to any Eligible Individual. The Administrator will determine the provisions, terms and conditions of each Stock Appreciation Right including, but not limited to, the vesting schedule, the number of shares of Common Stock subject to the Stock Appreciation Right, the exercise price of the Stock Appreciation Right, the period during which the Stock Appreciation Right may be exercised, repurchase provisions, forfeiture provisions, acceleration of vesting, if any, in connection with certain termination events, and all other terms and conditions of the Stock Appreciation Right, subject to the following: (i) Form of Stock Appreciation Right. Each Stock Appreciation Right granted under the Plan will be evidenced by an Award Agreement (which need not be the same for each recipient of a Stock Appreciation Right) that is not inconsistent with the Plan. (ii) Exercise Period. Unless a shorter or longer period is otherwise provided in an Award Agreement and permitted by applicable law and subject to the provisions of Section 7(e)(x), each Stock Appreciation Right will expire and all rights thereunder will cease ten years after the Grant date. (iii) Exercise Price and Terms. The exercise price of a Stock Appreciation Right will be not less than 100% of the Fair Market Value of a share of the Common Stock on the Grant Date of the Stock Appreciation Right and during its term the Stock Appreciation Right will be exercisable only as set forth in the Award Agreement. (iv) Dividend and Dividend Equivalents. No grant of a Stock Appreciation Right may provide for dividends, dividend equivalents, or other similar distributions to be paid in connection with the exercise of the Stock Appreciation Right. (v) Exercise. The grant of a Stock Appreciation Right entitles the Participant to receive, subject to the provisions of the Plan and the Award Agreement, that number of shares of Common Stock, or, at the discretion of the Administrator or is designee, cash having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the exercise price per share specified in the Award Agreement, times (ii) the number of shares of Common Stock specified by the Stock Appreciation Right, or portion thereof, which is exercised. The exercise price per share specified in the Award Agreement shall not be less than the lower of the Fair Market Value on the Grant date or the exercise price of any tandem Stock Option to which the Stock Appreciation Right is related, or with respect to Stock Appreciation Rights that are granted in substitution of similar types of awards of a company acquired by Price Group or an Affiliate or with which Price Group or an Affiliate combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) such exercise price as is necessary to preserve the intrinsic value of such awards (vi) Tandem Stock Appreciation Rights. A Stock Appreciation Right granted in tandem with an Incentive Stock Option (i) may be exercised at, and only at, the times and to the extent the related Incentive Stock Option is exercisable, (ii) will expire upon the termination or expiration of the related Incentive Stock Option, (iii) may not result in a Participant realizing more than 100% of the difference between the exercise price of the related Incentive Stock Option and the Fair Market Value of the shares of Common Stock subject to the related Incentive Stock Option at the time the Stock Appreciation Right is exercised, and (iv) may be exercised at, and only at, such times as the Fair Market Value of the shares of Common Stock subject to the related Incentive Stock Option exceeds the

10 exercise price of the related Incentive Stock Option. A Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option will be exercisable as provided by the Administrator and will have such other terms and conditions as the Administrator may determine. A Stock Appreciation Right may be transferred at, and only at, the times and to the extent the related Stock Option is transferable. If a Stock Appreciation Right is granted in tandem with any other Equity Award, there will be surrendered and cancelled from the related Equity Award at the time of exercise of the Stock Appreciation Right, in lieu of exercise of the related Equity Award, that number of shares of Common Stock as will equal the number of shares of Common Stock with respect to which the tandem Stock Appreciation Right will have been exercised. (vii) Certain Limitations on Non-Tandem Stock Appreciation Rights. A stand-alone Stock Appreciation Right will be exercisable as provided by the Administrator and will have such other terms and conditions as the Administrator may determine at the time of grant and included in the Award Agreement. A stand-alone Stock Appreciation Right is subject to such acceleration of vesting rights as the Administrator may determine. (viii) Limited Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights which will become exercisable only upon the occurrence of such events as the Administrator may designate at the time of grant and include in the Award Agreement. Such a Stock Appreciation Right may be issued either as a stand-alone Stock Appreciation Right or in tandem with a Stock Option. (ix) Method of Exercise. Subject to the conditions of this Section 7(e)(ix) and such Determinations regarding administration as the Administrator may from time to time adopt, a Stock Appreciation Right may be exercised only by delivery to the Company, or its designee, of notice, in such form as is permitted by the Administrator or its designee, stating the number of shares of Common Stock with respect to which the Stock Appreciation Right is to be exercised. Unless otherwise provided in Determinations adopted by the Administrator, the effective date of exercise of a Stock Appreciation Right will be the date of receipt of the written notice by Price Group at its home office in Baltimore, Maryland or such other location as Price Group may designate, or by a third party duly designated by the Administrator, in the manner determined by the Administrator or its designee. If the date of receipt of written notice of exercise is not a Trading Date, the date of exercise will be deemed to be the next Trading Date. Further, if notice of exercise is received after the close of the NASDAQ on a particular day it will be deemed received as of the opening of the next Trading Date. (x) Tolling of Stock Appreciation Right Exercise Period. Notwithstanding any other provision of this Plan to the contrary, if, by its terms, a Stock Appreciation Right would expire when trading in shares of Common Stock is otherwise prohibited by law or by the Company’s insider trading policy, as such may be amended from time to time, the expiration of the Stock Appreciation Right shall be tolled and the term of the Stock Appreciation Right will be automatically extended until the close of trading on the 30th day following the expiration of any such prohibition. (xi) Automatic Exercise. As a convenience and as a protection against inadvertent expiration of a Stock Appreciation Right, at close of business on the Final Exercise Date (or the preceding Trading Date if the Final Exercise Date is not a Trading Date), if the Exercise Spread Test (defined below) is met, any vested Stock Appreciation Right held by a Participant will be automatically exercised without regard to the notice requirement and with additional shares retained for purposes of satisfying the minimum applicable tax withholdings (the “Automatic Exercise”). The Stock Appreciation Right satisfies the “Exercise Spread Test” if the per share spread between the closing price of the Common Stock and the exercise price on the Grant Date (the “Exercise Spread”) on the Final Exercise Date is at least one dollar. If the Exercise Spread Test is not satisfied, the unexercised portion of the Stock Appreciation Right will expire as of close of business on the Final Exercise Date. For avoidance of doubt, a Participant may exercise any exercisable portion of a Stock Appreciation Right prior to the time of an Automatic Exercise and no portion of the Stock Appreciation Right may or will be exercised at or after a Participant’s termination for Cause.

11 (xii) Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Stock Appreciation Rights, provided they are not inconsistent with the Plan. (f) Prohibition on Repricing. Notwithstanding anything herein to the contrary, after the date of grant the terms of stock Options and Stock Appreciation Rights granted under the Plan may not be amended to reduce the exercise price of the Stock Options or Stock Appreciation Rights except in connection with a corporate transaction involving Price Group (including, without limitation, any stock dividend, stock split, special cash dividend, recapitalization, reorganization, merger, consolidation, split- up, spin-off, combination, or exchange of shares), unless such action is approved by Price Group’s stockholders pursuant to Section 15(b). (g) Exercise Periods for Stock Options and Stock Appreciation Rights on a Termination of Service. Unless (x) otherwise modified pursuant to Determinations adopted by the Administrator before or after the granting of an Award, or (y) a more generous post-termination exercise period is otherwise provided with respect to a particular termination event listed in this Section 7(g) (A) in any written agreement between a Participant and the Company that may at any time be in effect, or (B) in the absence of an agreement between a Participant and the Company (as determined by the Administrator, or its designee) that may at any time be in effect, in an applicable Award Agreement, and subject to the Award’s original expiration or termination date, a Participant will have the right to exercise a Stock Option or a Stock Appreciation Right following a Termination of Service as follows: (i) Voluntary Termination of Service and Termination of Service Without Cause. If a Participant voluntarily terminates Service with the Company, or the Participant’s Service with the Company is terminated involuntarily without Cause, and the termination of the Participant’s Service would not otherwise qualify the Participant for any of the post-termination exercise periods described in Section 7(g)(v), any vested but unexercised Stock Options or Stock Appreciation Rights will be exercisable through the earlier of (x) 90 days after the date on which the Participant’s Service terminates, and (y) the Award’s original expiration or termination date. Any Stock Options or Stock Appreciation Rights that are not vested or exercisable on the effective date of the Participant’s voluntary Termination of Service or involuntary Termination of Service other than for Cause shall, unless eligible for post-termination vesting pursuant to Section 7(q), immediately expire, terminate, or be forfeited and cancelled as of the effective date of the Participant’s relevant Termination of Service. (ii) Termination of Service with Cause. If the Participant’s Service with the Company is terminated for Cause, then, notwithstanding any other provision of the Plan or any applicable Award Agreement, all Stock Options or Stock Appreciation Rights granted to the Participant, whether vested, exercisable or otherwise, will immediately expire, terminate, or be forfeited and cancelled as of the effective date of the Participant’s Termination of Service. (iii) Termination of Service as a Result of Total and Permanent Disability. If the Participant’s Service with the Company is terminated as a result of the Participant’s Total and Permanent Disability, any Stock Options or Stock Appreciation Rights that were vested, but unexercised on the date of the Participant’s Termination of Service will continue to be exercisable through the earlier of (x) the later of (A) 13 months following the effective date of the Participant’s Termination of Service as a result of the Participant’s Disability, and (B) the date specified in any applicable post-termination exercise period described in Section 7(g)(v), and (y) the Award’s original expiration or termination date. (iv) Termination of Service as a Result of Death or Death during Post-termination Exercise Period. If the Participant’s Service with the Company is terminated as a result of the Participant’s death, or if the Participant dies during any of the post-termination exercise periods described in Section 7(g)(i) or (v), any Stock Options or Stock Appreciation Rights that were vested, but unexercised as of the date of the Participant’s death will continue to be exercisable by the Participant’s personal representative, or any beneficiary or legatee to whom the Stock Options or Stock Appreciation Rights have been transferred through the earlier of (x) the later of (A) 13 months following the effective date of the Participant’s death, and (B) the date specified in any applicable post-termination exercise period described in Section 7(g)(v), and (y) the Award’s original expiration or termination date. If a Participant is eligible for

12 post-termination exercise benefits under this Section 7(g)(iv) and the post-termination vesting benefits under Section 7(q), then this Section 7(g)(iv) shall apply to all Stock Option and Stock Appreciation Rights that are vested as of the date of the Participant’s Termination of Service and Section 7(q) shall apply to all Stock Option and Stock Appreciation Rights that vest as a result of that Section. Any person seeking to exercise a Participant’s Stock Options or Stock Appreciation Rights following the Participant’s death must provide to the Administrator or its designee all documentation that the Administrator or its designee may request to establish (x) the Participant’s death and (y) that person’s right to exercise the Stock Options or Stock Appreciation Rights. (v) Termination of Service Following satisfaction of Specified Age and Service Requirements. If when a Participant terminates Service with the Company the Participant has attained the age and cumulative years of Service credit with the Company, including service with any successor to the Company, described in this Section 7(g)(v) then the period during which a Participant may exercise any Stock Options or Stock Appreciation Rights that were vested, but unexercised as of the date of the Participant’s Termination of Service will be determined as follows: A. Termination after Attaining Age 55 with 10 Years of Service. If, as of the date of the Participant’s Termination of Service, the Participant has attained age 55, but not yet attained age 58, and the Participant has at least ten years of Service credit with the Company (as determined by the Administrator), including Service with any successor to the Company, the Participant’s vested Stock Options and Stock Appreciation Rights will terminate as of the earlier of (x) 13 months after the date on which the Participant’s Service terminates, and (y) the Award’s original expiration or termination date. B. Termination after Attaining Age 58 with 10 Years of Service. If, as of the date of the Participant’s Termination of Service, the Participant has attained age 58, but not yet attained age 60, and has at least ten years of Service credit with the Company (as determined by the Administrator), including Service with any successor to the Company, the Participant’s vested Stock Options and Stock Appreciation Rights will terminate as of the earlier of (x) 36 months after the date on which the Participant’s Service terminates, and (ii) the Award’s original expiration or termination date. (h) Stock Awards. (i) Grants. The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted Common Stock or Restricted Stock (collectively, “Stock Awards”) on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Administrator shall determine, subject to the limitations set forth in Section 7(b). Stock Awards shall be evidenced in such manner as the Administrator may deem appropriate, including via book-entry registration. (ii) Vesting. Restricted Stock shall be subject to such vesting, restrictions on transferability and other restrictions, if any, and/or risk of forfeiture as the Administrator may impose at the date of grant or thereafter. The Restriction Period to which such vesting, restrictions and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. Subject to the provisions of the Plan and the applicable Award Agreement, during the Restriction Period, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. (iii) Rights of a Stockholder; Dividends. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder of Common Stock including, without limitation, the right to vote Restricted Stock. Dividends declared payable on Restricted Stock shall be paid either at the dividend payment date or deferred for payment to such later date as determined by the Administrator, and shall be paid in cash or as unrestricted shares of Common Stock having a Fair Market Value equal to the amount of such dividends or may be reinvested in additional shares of Restricted Stock; provided, however, that

13 dividends declared payable on Restricted Stock that is granted as a Performance Award shall be held by Price Group and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such shares of Restricted Stock. Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Common Stock or other property has been distributed. As soon as is practicable following the date on which restrictions on any shares of Restricted Stock lapse, Price Group shall deliver to the Participant the certificates for such shares or shall cause the shares to be registered in the Participant’s name in book-entry form, in either case with the restrictions removed, provided that the Participant shall have complied with all conditions for delivery of such shares contained in the Award Agreement or otherwise reasonably required by Price Group. (iv) Termination of Service. Except as provided in Determinations adopted by the Administrator or the applicable Award Agreement, upon Termination of Service during the applicable Restriction Period, Restricted Stock and any accrued but unpaid dividends that are at that time subject to restrictions shall be forfeited; provided that, subject to the limitations set forth in Section 7(b), the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock. (v) Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Restricted Stock, provided they are not inconsistent with the Plan. (i) Stock Units. (i) Grants. The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted stock Units or Restricted Stock Units on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Administrator shall determine, subject to the limitations set forth in Section 7(b). Restricted Stock Units represent a contractual obligation by Price Group to deliver a number of shares of Common Stock, an amount in cash equal to the Fair Market Value of the specified number of shares subject to the Award, or a combination of shares of Common Stock and cash, in accordance with the terms and conditions set forth in the Plan and any applicable Award Agreement. (ii) Vesting and Payment. Restricted Stock Units shall be subject to such vesting, risk of forfeiture and/or payment provisions as the Administrator may impose at the date of grant. The Restriction Period to which such vesting and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. Shares of Common Stock, cash or a combination of shares of Common Stock and cash, as applicable, payable in settlement of Restricted Stock Units shall be delivered to the Participant as soon as administratively practicable, but no later than 30 days, after the date on which payment is due under the terms of the Award Agreement provided that the Participant shall have complied with all conditions for delivery of such shares or payment contained in the Award Agreement or otherwise reasonably required by Price Group, or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of section 409A of the Code. (iii) No Rights of a Stockholder; Dividend Equivalents. Until shares of Common Stock are issued to the Participant in settlement of stock Units, the Participant shall not have any rights of a stockholder of Price Group with respect to the stock Units or the shares issuable thereunder. The Administrator may grant to the Participant the right to receive Dividend Equivalents on stock Units, on a current, reinvested and/or restricted basis, subject to such terms as the Administrator may determine provided, however, that Dividend Equivalents payable on stock Units that are granted as a Performance Award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such stock Units.

14 (iv) Termination of Service. Upon Termination of Service during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of shares of Common Stock or cash to which such Restricted Stock Units relate, all Restricted Stock Units and any accrued but unpaid Dividend Equivalents with respect to such Restricted Stock Units that are then subject to deferral or restriction shall be forfeited; provided that, subject to the limitations set forth in Section 7(b), the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock Units. (v) Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock Units, provided they are not inconsistent with the Plan. (j) Performance Shares and Performance Units. (i) Grants. The Administrator may from time to time grant to Eligible Individuals Awards in the form of Performance Shares and Performance Units. Performance Shares, as that term is used in this Plan, shall refer to shares of Common Stock or Units that are expressed in terms of Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on attainment of a Performance Goal as measured against a Performance Metric over a specified Performance Period. Performance Units, as that term is used in this Plan, shall refer to dollar-denominated Units valued by reference to designated criteria established by the Administrator, other than Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on attainment of a Performance Goal as measured against a Performance Metric over a specified Performance Period. The applicable Award Agreement shall specify whether Performance Shares and Performance Units will be settled or paid in cash or shares of Common Stock or a combination of both, or shall reserve to the Administrator or the Participant the right to make that determination prior to or at the payment or settlement date. (ii) Performance Criteria. The Administrator shall, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an Award of Performance Shares or Performance Units upon (A) the attainment of Performance Goal(s) based on a Performance Metric over a Performance Period or (B) the attainment of Performance Goal(s) based on a Performance Metric over a Performance Period and the continued service of the Participant. The length of the Performance Period, the Performance Metric to be used, the Performance Goal(s) to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goal(s) have been attained shall be conclusively determined by the Administrator in the exercise of its absolute discretion. Performance Goals may include minimum, maximum and target levels of performance, with the size of the Award or payout of Performance Shares or Performance Units or the vesting or lapse of restrictions with respect thereto based on the level attained. Performance Goals may be based on the Company’s consolidated results or on the results of any segment or other subset of the Company’s business and may be based solely on the Company’s performance or on the Company’s performance relative to a Peer Company or a group of Peer Companies. An Award of Performance Shares or Performance Units shall be settled as and when the Award vests or at a later time specified in the Award Agreement or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of section 409A of the Code. (iii) Certification and Payment. Following completion of the applicable Performance Period, and prior to any, as applicable, grant, vesting, lapse of restrictions on or payment of a Performance Shares or Performance Units, the Administrator shall determine based on the terms of the Award (i) whether the applicable Performance Goal(s) were achieved, or the level of such achievement, and (ii) the amount, if any, of the Performance Shares or the Performance Units earned by the Participant based on such performance and shall certify all such determinations in writing. For this purpose, approved minutes of the meeting of the Administrator at which certification is made shall be sufficient to

15 satisfy the requirement of a written certification. No Performance Shares or Performance Units will be granted, become vested, have restrictions lapse or be paid, as applicable, for a Performance Period until such certification is made by the Administrator. The amount of an Award of Performance Shares or Performance Units actually granted, vested, or paid to a Participant, or with respect to which restrictions shall lapse, may be less than the amount determined by the applicable Performance Goal formula, at the discretion of the Administrator to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period or otherwise, subject to the terms and conditions of the applicable Award Agreement (iv) Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Performance Shares or Performance Units, provided they are not inconsistent with the Plan. (k) Restricted Fund Units. (i) Grants. The Administrator may from time to time grant to Eligible Individuals Awards of Restricted Fund Units on such terms and conditions and subject to such Performance Goals as the Administrator may determine. Restricted Fund Units represent a contractual obligation by Price Group to deliver an amount in cash equal to the Fair Market Value of the Restricted Fund Units subject to the Award, in accordance with the terms and conditions set forth in the Plan, any relevant Determinations and any applicable Award Agreement. (ii) Award Value. A Participant’s Award of Restricted Fund Units shall, unless otherwise determined by the Administrator, or its authorized designee, initially be valued in United States dollars. In any calendar year in which a Participant receives an Award of Restricted Fund Units, the Participant shall select the Measurement Fund(s) in which the value of the Participant’s Restricted Fund Unit Award shall be notionally invested for the purpose of crediting or debiting hypothetical investment earnings (gains and losses) on such Award. A Participant’s Measurement Fund election with respect to a particular Restricted Fund Unit Award shall be irrevocable for the life of that Restricted Fund Unit Award. The dollar value of the Participant’s Restricted Fund Unit Award shall be notionally invested in the Measurement Fund(s) selected by the Participant based on the (i) the Participant’s percentage allocation of the value of the Participant’s Restricted Fund Unit Award among the various Measurement Fund(s) selected by the Participant and (ii) the closing Net Asset Value Per Share of the Measurement Fund(s) selected by the Participant on the Grant Date. (iii) Measurement Funds and Notional Investment. The Administrator, or its authorized designee, shall select the menu of Measurement Fund(s) from among which a Participant may choose to notionally invest his/her Restricted Fund Unit Award. The Administrator, or its authorized designee, shall monitor each Measurement Fund and shall make such changes in the menu of Measurement Funds available to Participants as the Administrator, or its authorized designee, sees fit, in its sole and absolute discretion. If a particular Measurement Fund ceases to be available as a notional investment offering, the Administrator, or its authorized designee, may identify an alternate Measurement Fund with a similar risk/return profile as the Measurement Fund that ceased to be available to Participants in which to notionally invest all or the relevant portion of the Participant’s Restricted Fund Unit Award(s). Absent such action by the Administrator, or its authorized designee, the portion of a Participant’s Restricted Fund Unit Award previously allocated to the Measurement Fund that is no longer available as a notional investment will be reallocated on a pro rata basis among the remaining Measurement Fund(s) in which the Participant’s Restricted Fund Unit Award is notionally invested based on the remaining Measurement Funds’ relative proportional contribution to the overall Award value. If a Participant fails to select a Measurement Fund in which the Participant’s Restricted Fund Unit Award will be notionally invested or if a Measurement Fund ceases to be available as a notional investment offering and no other Measurement Fund(s) are selected or designated by the Participant or the Administrator, or its authorized representative, as a substitute for the Measurement Fund that ceased to be available, then the value of the Participant’s Restricted Fund Unit Award(s) shall be notionally invested in the Default Measurement Fund.

16 Notwithstanding any other provision of this Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and the calculation of hypothetical investment earnings and the crediting or debiting of such earnings to a Participant's Restricted Fund Unit Award and shall not be considered or construed in any manner as an actual investment of Participant’s Restricted Fund Unit Award in any such Measurement Fund. (iv) Crediting or Debiting Method. The performance of the Restricted Fund Unit Awards, either positive or negative, will be determined by the Administrator, or its authorized designee, in its sole discretion, based on the performance of the Measurement Fund(s) in which the Restricted Fund Unit Award is notionally invested. Any distribution (e.g., dividends) by a Measurement Fund during any period in which a Participant’s Restricted Fund Unit Award is notionally invested in such Measurement Fund shall be deemed notionally reinvested in the same Measurement Fund. A Participant's Restricted Fund Unit Award shall be credited or debited with earnings on a daily basis based on the performance of each Measurement Fund(s) in which the Participant’s Restricted Fund Unit Award is notionally invested, or as otherwise determined by the Administrator in its sole discretion, as though (i) the value of a Participant's Restricted Fund Unit Award was invested in the Measurement Fund(s) selected by the Participant, as of the Grant Date of the Participant’s Restricted Fund Unit Award, based on the closing Net Asset Value Per Share of the applicable Measurement Fund(s) on that date; and (ii) the value of any amount distributed to a Participant that decreases the dollar value of a Participant’s Restricted Fund Unit Award ceased being invested in the Measurement Fund(s) selected by the Participant, in the percentages applicable on the day on which the relevant tranche of the Restricted Fund Unit Award vests, the relevant risk of forfeiture lapses, and/or any other payment provisions imposed by the Administrator, including the satisfaction of any applicable Performance Goal, is satisfied. (v) Vesting and Payment. Restricted Fund Units shall be subject to such vesting, risk of forfeiture and/or payment provisions as the Administrator may impose as of the Grant Date. The period over which such vesting and/or risk of forfeiture provisions may lapse and under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. Cash payable in settlement of Restricted Fund Units shall be delivered to the Participant in the Participant’s local currency (based on a conversion rate determined by the Administrator, or the Administrator’s authorized designee, and consistent with established policy) as soon as administratively practicable after any applicable portion of the Restricted Fund Unit Award vests, any applicable risk of forfeiture lapses, and/or any applicable Performance Goal is attained and the Participant earns a nonforfeitable right to such payment under the terms of the applicable Award Agreement, but no later than the 15th day of the third month of the calendar year following the calendar year in which the Participant earns such nonforfeitable right to the payment provided that the Participant shall have complied with all conditions for delivery of such payment contained in the Award Agreement or otherwise reasonably required by Price Group, or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of section 409A of the Code. (vi) Termination of Service. Upon Termination of Service during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of cash to which such Award of Restricted Fund Units relate, all Restricted Fund Units that are then subject to deferral or restriction shall be forfeited; provided that, the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to all or any portion of an Award of Restricted Fund Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Fund Units. (vii) Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Restricted Fund Units, provided they are not inconsistent with the Plan. (l) Other Stock-Based Awards. The Administrator may from time to time grant to Eligible Individuals Awards in the form of Other Stock-Based Awards, which may be Performance Awards. Other

17 Stock-Based Awards in the form of Dividend Equivalents may be (A) awarded on a free-standing basis or in connection with another Award other than a Stock Option or Stock Appreciation Right, (B) paid currently or credited to an account for the Participant, including the reinvestment of such credited amounts in Common Stock equivalents, to be paid on a deferred basis, and (C) settled in cash or Common Stock as determined by the Administrator; provided, however, that Dividend Equivalents payable on Other Stock-Based Awards that are granted as a Performance Award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such Other Stock- Based Awards. Any such settlements, and any such crediting of Dividend Equivalents, may be subject to such conditions, restrictions and contingencies as the Administrator shall establish. (m) Awards to Participants Outside the United States. The Administrator may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause Price Group or an Affiliate to be subject to) tax, legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable in order that any such Award shall conform to laws, regulations, and customs of the country or jurisdiction in which the Participant is then resident or primarily employed or to foster and promote achievement of the purposes of the Plan. (n) Limitation on Dividend Reinvestment and Dividend Equivalents. Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the payment of shares of Common Stock with respect to dividends to Participants holding Awards of stock Units, shall only be permissible if sufficient shares are available under the Share Pool for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient shares are not available under the Share Pool for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of stock Units equal in number to the shares of Common Stock that would have been obtained by such payment or reinvestment, the terms of which stock Units shall provide for settlement in cash and for Dividend Equivalent reinvestment in further stock Units on the terms contemplated by this Section 7(m). (o) Special Vesting Rules. Unless (x) otherwise modified pursuant to Determinations adopted by the Administrator before or after the granting of an Award, or (y) a more generous vesting provision is otherwise provided with respect to a particular termination event in (A) in any written agreement between a Participant and the Company that may at any time be in effect, or (B) in the absence of an agreement between a Participant and the Company (as determined by the Administrator, or its designee) that may at any time be in effect, in an applicable Award Agreement, all unvested Awards will be immediately forfeited for no consideration on the date of a Participant’s Termination of Service. (p) Vesting upon Death or Total and Permanent Disability. All outstanding awards that have not already vested or been previously forfeited will vest and become nonforfeitable on a Participant’s death or Termination of Service due to Total and Permanent Disability. (q) Post-Service Vesting Continuation. Unless (x) otherwise modified pursuant to Determinations adopted by the Administrator before or after the granting of an Award, or (y) a more generous vesting provision is otherwise provided with respect to a particular termination event listed in this Section 7(q) (A) in any written agreement between a Participant and the Company that may at any time be in effect, or (B) in the absence of an agreement between a Participant and the Company (as determined by the Administrator, or its designee) that may at any time be in effect, in an applicable Award Agreement: (i) Awards Before December 6, 2021. With respect to Awards made under the Plan before December 6, 2021, if as of the date of a Participant’s Termination of Service other than for Cause, death, or Total and Permanent Disability the Participant satisfies any of the combinations of age and years of Service detailed in the table below then any then-unvested Awards that have not been

18 previously forfeited and that are scheduled to vest during the period immediately following the Participant’s eligible Termination of Service will vest and become exercisable as provided in the table below on their scheduled vesting dates set forth in the corresponding Award Agreement notwithstanding the Participant’s Termination of Service. Age and Years of Service as of Termination of Service Nonforfeited, Unvested Awards That Will Vest on Their Scheduled Vesting Date Following Termination of Service Age 58 with at least 7 but less than 20 years of Service Unvested Awards that will by their terms vest in the two years immediately following the date of the Termination of Service Age 58 with 20 or more years of Service Unvested Awards that will by their terms vest in the three years immediately following the date of the Termination of Service Age 60 with 10 or more years of Service All unvested Awards that will vest following Termination of Service (ii) Awards On or After December 6, 2021. with respect to Awards made under the Plan on or after December 6, 2021, if as of the date of a Participant’s Termination of Service other than for Cause, death, or Total and Permanent Disability the Participant satisfies the Rule of 65 then all then-unvested Awards that have not been previously forfeited and that are scheduled to vest during the period immediately following the Participant’s eligible Termination of Service will vest and become exercisable on their scheduled vesting dates set forth in the corresponding Award Agreement notwithstanding the Participant’s Termination of Service. Any Stock Options or Stock Appreciation Rights that become vested pursuant to this Section 7(q) following a Participant’s Termination of Service will terminate and become non-exercisable as of the earlier of (x) 3 months after the date on which the last of the Stock Options and Stock Appreciation Rights subject to this Section 7(q) would otherwise, under the terms of their corresponding Award Agreement, vest, and (y) the Stock Option’s or Stock Appreciation Right’s original expiration or termination date. Notwithstanding the provisions of this Section 7(q) to the contrary, unless the Administrator determines otherwise, upon the occurrence of any Prohibited Action, the following shall occur with respect to a Participant’s Awards: (i) no further Awards will become vested and any then-unvested Awards will terminate immediately and be forfeited for no consideration, and (ii) all Stock Options and Stock Appreciation Rights that were vested as of the date on which the Participant’s Termination of Service occurred and any Stock Options and Stock Appreciation Rights that became vested pursuant to this Section 7(q) after the Participant’s Termination of Service occurred that remain unexercised as of the date of the Prohibited Action shall terminate as of the earlier of (x) the later of (A) 90 days after the date on which the Participant’s Termination of Service occurred, and (B) the date on which the Prohibited Action occurred, and (y) the Stock Options’ and Stock Appreciation Rights’ original expiration or termination date. For clarity, unless the Administrator determines otherwise, the Stock Options and Stock Appreciation Rights described in clause (ii) of the immediately preceding sentence will terminate immediately if a Prohibited Action occurs later than the 90th day after the date on which the Participant’s Termination of Service occurred. As a condition of this post-employment vesting provision, for as long as a Participant has outstanding, unvested Awards the Participant shall be required to disclose to the Company the identity of any new employer within two business days of being employed or engaged by such new employer, and in advance of the settlement of any Stock Award or the exercise of any Stock Options or Stock Appreciation Rights the Participant will provide to the Company information sufficient to confirm that the Participant has not engaged in any Prohibited Actions. 8. Withholding of Taxes. Participants and holders of Awards shall pay to Price Group or its Affiliate, or make arrangements satisfactory to the Administrator for payment of, any Tax Withholding Obligation in respect of Awards granted under the Plan no later than the date of the event creating the tax or social insurance contribution

19 liability. The obligations of Price Group under the Plan shall be conditional on such payment or arrangements. Unless otherwise determined by the Administrator, Tax Withholding Obligations may be settled in whole or in part with shares of Common Stock, including unrestricted outstanding shares surrendered to Price Group and unrestricted shares that are part of the Award that gives rise to the Tax Withholding Obligation, having a value, determined using the Fair Market Value as of the date established by the Administrator or its designee (which may be the closing price as of the day prior to the date any such Award vests or otherwise becomes subject to a Tax Withholding Obligation), equal to the statutory minimum amount (and not any greater amount) required to be withheld for tax or social insurance contribution purposes, all in accordance with such procedures as the Administrator establishes. Price Group or its Affiliate may deduct, to the extent permitted by law, any such Tax Withholding Obligations from any payment of any kind otherwise due to the Participant or holder of an Award. 9. Transferability of Awards. Except as otherwise determined by the Administrator, and in any event in the case of an Incentive Stock Option or a tandem Stock Appreciation Right granted with respect to an Incentive Stock Option, no Award granted under the Plan shall be transferable by a Participant otherwise than by will or the laws of descent and distribution. The Administrator shall not permit any transfer of an Award for value. An Award may be exercised during the lifetime of the Participant, only by the Participant or, during the period the Participant is under a legal disability, by the Participant’s guardian or legal representative, unless otherwise determined by the Administrator. Awards granted under the Plan shall not be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except as otherwise determined by the Administrator; provided, however, that the restrictions in this sentence shall not apply to the shares of Common Stock received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Agreement have lapsed. 10. Adjustments for Corporate Transactions and Other Events. (a) Mandatory Adjustments. In the event of a merger, consolidation, stock rights offering, liquidation, statutory share exchange or similar event affecting Price Group (each, a “Corporate Event”) or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting the capital structure of Price Group (each, a “Share Change”), the Administrator shall make equitable and appropriate substitutions or proportionate adjustments to (i) the aggregate number and kind of shares of Common Stock or other securities on which Awards under the Plan may be granted to Eligible Individuals, (ii) the maximum number of shares of Common Stock or other securities with respect to which Awards may be granted during any one calendar year to any individual, (iii) the maximum number of shares of Common Stock or other securities that may be issued with respect to Incentive Stock Options granted under the Plan, (iv) the number of shares of Common Stock or other securities covered by each outstanding Award and the exercise price or other price per share, if any, and other relevant terms of each outstanding Award, and (v) all other numerical limitations relating to Awards, whether contained in this Plan or in Award Agreements; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. (b) Discretionary Adjustments. In the case of Corporate Events, the Administrator may make such other adjustments to outstanding Awards as it determines to be appropriate and desirable, which adjustments may include, without limitation, (i) the cancellation of outstanding Awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator in its sole discretion (it being understood that in the case of a Corporate Event with respect to which stockholders of Price Group receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of a Stock Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each share of Common Stock pursuant to such Corporate Event over the exercise price of such Stock Option or Stock Appreciation Right shall conclusively be deemed valid and that any Stock Option or Stock Appreciation Right may be cancelled for no consideration upon a Corporate Event if its exercise price does not exceed the value of the consideration being paid for each share of Common Stock pursuant to

20 such Corporate Event), (ii) the substitution of securities or other property (including, without limitation, cash or other securities of Price Group and securities of entities other than Price Group) for the shares of Common Stock subject to outstanding Awards, and (iii) the substitution of equivalent awards, as determined in the sole discretion of the Administrator, of the surviving or successor entity or a parent thereof (“Substitute Awards”). (c) Adjustments to Performance Goals. The Administrator may, in its discretion, adjust the Performance Goals applicable to any Awards to reflect any unusual or non-recurring events and other unusual or non-recurring items, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified or disclosed in Price Group’s financial statements, notes to the financial statements, management’s discussion and analysis or other Price Group filings with the Securities and Exchange Commission. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of Price Group or the applicable subsidiary, business segment or other operational unit of Price Group or any such entity or segment, or the manner in which any of the foregoing conducts its business, or other events or circumstances, render the Performance Goals to be unsuitable, the Administrator may modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, as the Administrator deems appropriate and equitable. (d) Statutory Requirements Affecting Adjustments. Notwithstanding the foregoing: (A) any adjustments made pursuant to Section 10 to Awards that are considered “deferred compensation” within the meaning of section 409A of the Code shall be made in compliance with the requirements of section 409A of the Code; (B) any adjustments made pursuant to Section 10 to Awards that are not considered “deferred compensation” subject to section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (1) continue not to be subject to section 409A of the Code or (2) comply with the requirements of section 409A of the Code; (C) in any event, the Administrator shall not have the authority to make any adjustments pursuant to Section 10 to the extent the existence of such authority would cause an Award that is not intended to be subject to section 409A of the Code at the date of grant to be subject thereto; and (D) any adjustments made pursuant to Section 10 to Awards that are Incentive Stock Options shall be made in compliance with the requirements of section 424(a) of the Code. (e) Dissolution or Liquidation. Unless the Administrator determines otherwise, all Awards outstanding under the Plan shall terminate upon the dissolution or liquidation of Price Group. 11. Change in Control Provisions. (a) Termination of Awards. Notwithstanding the provisions of Section 11(b), in the event that any transaction resulting in a Change in Control occurs, outstanding Awards will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the issuance of Substitute Awards of, the surviving or successor entity or a parent thereof. In the event of such termination, (i) the outstanding Awards that will terminate upon the effective time of the Change in Control shall, immediately before the effective time of the Change in Control, become fully exercisable, be considered to be earned and payable in full, any deferral or other restriction thereon shall lapse, and any Restriction Period thereon shall terminate, (ii) the holders of Stock Options, Stock Appreciation Rights and other Awards granted under the Plan that are exchangeable for or convertible into Common Stock will be permitted, immediately before the Change in Control, to exercise or convert all portions of such Awards, and (iii) the Administrator may take any of the actions set forth in Section 10 with respect to any or all Awards granted under the Plan. Implementation of the provisions of the immediately foregoing sentence shall be conditioned upon consummation of the Change in Control. (b) Continuation, Assumption or Substitution of Awards. Unless otherwise provided in the applicable Award Agreement, if a Change in Control occurs under which provision is made in connection with the transaction for the continuation or assumption of outstanding Awards by, or for the issuance of Substitute Awards of, the surviving or successor entity or a parent thereof, then upon a Participant’s

21 Termination of Service during the 18-month period following a Change in Control, (x) by Price Group, an Affiliate, or a successor to Price Group or an Affiliate other than for Cause, Total and Permanent Disability or death or (y) by the Participant for Good Reason: (i) any outstanding Stock Options and Stock Appreciation Rights granted under the Plan to the Participant or any such Substitute Awards which are not then exercisable and vested shall become fully exercisable and vested; (ii) the restrictions and deferral limitations applicable to any shares of Restricted Stock granted under the Plan to the Participant or any such Substitute Awards shall lapse and such shares of Restricted Stock shall become free of all restrictions and become fully vested and transferable; (iii) all Restricted Stock Units, Performance Shares and Performance Units granted under the Plan to the Participant or any such Substitute Awards shall be considered to be earned and payable at target level, any deferral or other restriction thereon shall lapse, any Restriction Period thereon shall terminate, and such Restricted Stock Units, Performance Shares and Performance Units or any such Substitute Awards shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable; (iv) each outstanding award of Performance Shares or Performance Units granted under the Plan to the Participant or any such Substitute Award shall be deemed to satisfy any applicable Performance Goals as set forth in the applicable Award Agreement; and (v) subject to Section 15, the Administrator may also make additional adjustments and/or settlements of outstanding Awards granted to the Participant or any Substitute Awards as it deems appropriate and consistent with the Plan’s purposes. (c) Section 409A Savings Clause. Notwithstanding the foregoing, if any Award is considered a “nonqualified deferred compensation plan” within the meaning of section 409A of the Code, this Section 11 shall apply to such Award only to the extent that its application would not result in the imposition of any tax or interest or the inclusion of any amount in income under section 409A of the Code. 12. Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for assumed awards held by employees, officers, consultants or directors of entities who become employees, officers, consultants or directors of Price Group or an Affiliate as the result of a merger or consolidation of the entity for which they perform services with Price Group or an Affiliate, or the acquisition by Price Group or an Affiliate of the assets or stock of the such entity. The terms and conditions of any Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the Awards to the provisions of the assumed awards for which they are substituted and to preserve their intrinsic value as of the date of the merger, consolidation or acquisition transaction. To the extent permitted by applicable law and marketplace or listing rules of the primary securities market or exchange on which the Common Stock is listed or admitted for trading, any available shares under a stockholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards granted pursuant to this Section 12 and, upon such grant, shall not reduce the Share Pool. 13. Compliance with Securities Laws; Listing and Registration. (a) The obligation of Price Group to sell or deliver Common Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under

22 the laws of any applicable jurisdiction, or Federal, state or foreign (non-United States) securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may violate the rules of any exchange on which Price Group’s securities are then listed for trade, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery would not violate such rules. If the Administrator determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of Price Group’s equity securities are listed, then the Administrator may postpone any such exercise, nonforfeitability or delivery, as applicable, but Price Group shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date. (b) Each Award is subject to the requirement that, if at any time the Administrator determines, in its absolute discretion, that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Stock, no such Award shall be granted or payment made or Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator. (c) In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Common Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a person receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to Price Group in writing that the Common Stock acquired by such person is acquired for investment only and not with a view to distribution and that such person will not dispose of the Common Stock so acquired in violation of Federal, state or foreign securities laws and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable Federal, state or foreign securities laws. 14. Section 409A Compliance. All Awards under the Plan are intended to comply with, or otherwise be exempt from, section 409A of the Code and all Awards shall be administered, interpreted and construed in a manner consistent with this intent. Should any provision of an Award be found not to comply with, or otherwise be exempt from, the provisions of section 409A of the Code, it shall be modified and given effect, in the sole discretion of the Administrator and without requiring a participant’s consent, in such manner as the Administrator determines to be necessary or appropriate to comply with, or to effectuate an exemption from, section 409A of the Code. Notwithstanding the foregoing, neither Price Group nor any of its Affiliates nor any of its or their directors, officers, employees, agents or other service providers will be liable for any taxes, penalties or interest imposed on any Participant or other person with respect to any amounts paid or payable (whether in cash, shares of Common Stock or other property) under any Award, including any taxes, penalties or interest imposed under or as a result of section 409A of the Code. Any payments described in an Award that are due within the “short term deferral period” as defined in section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. For purposes of any Award, each amount to be paid or benefit to be provided to a Participant that constitutes deferred compensation subject to section 409A of the Code shall be construed as a separate identified payment for purposes of section 409A of the Code. For purposes of section 409A of the Code, the payment of Dividend Equivalents under any Award shall be construed as earnings and the time and form of payment of such Dividend Equivalents shall be treated separately from the time and form of payment of the underlying Award. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that constitutes a “nonqualified deferred compensation plan” within the

23 meaning of section 409A of the Code, any payments (whether in cash, shares of Common Stock or other property) to be made with respect to the Award that become payable on account of the Participant’s separation from service, within the meaning of section 409A of the Code, while the Participant is a “specified employee” (as determined in accordance with the uniform policy adopted by the Administrator with respect to all of the arrangements subject to section 409A of the Code maintained by Price Group and its Affiliates) and which would otherwise be paid within six months after the Participant’s separation from service shall be accumulated (without interest) and paid on the first day of the seventh month following the Participant’s separation from service or, if earlier, within 15 days after the appointment of the personal representative or executor of the Participant’s estate following the Participant’s death. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in no event shall the Administrator exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Code section 409A unless, and solely to the extent that, such accelerated payment or settlement is permissible under Treasury Regulation section 1.409A-3(j)(4). 15. Plan Duration; Amendment and Discontinuance. (a) Plan Duration. The Plan shall remain in effect, subject to the right of the Board or the ECMDC to amend or terminate the Plan at any time, until the earlier of (a) the earliest date as of which all Awards granted under the Plan have been satisfied in full or terminated and no shares of Common Stock approved for issuance under the Plan remain available to be granted under new Awards or (b) February 12, 2030. No Awards shall be granted under the Plan after such termination date. Subject to other applicable provisions of the Plan, all Awards made under the Plan on or before February 12, 2030, or such earlier termination of the Plan, shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards. (b) Amendment and Discontinuance of the Plan. The Board or the ECMDC may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of a Participant with respect to a previously granted Award without such Participant’s consent, except to the extent that amendment was made to comply with applicable law or rule of any securities exchange or market on which the Common Stock is listed or admitted for trading or to prevent adverse tax or accounting consequences to Price Group or the Participant. Notwithstanding the foregoing, no such amendment shall be made without the approval of Price Group’s stockholders to the extent such amendment would (A) materially increase the number of shares of Common Stock which may be issued under the Plan or to a Participant, (B) materially expand the eligibility for participation in the Plan, (C) eliminate or modify the prohibition set forth in Section 7(f) on repricing of Stock Options and Stock Appreciation Rights, (D) lengthen the maximum term or lower the minimum exercise price permitted for Stock Options and Stock Appreciation Rights, (E) modify the limitation on the issuance of reload or replenishment options, (F) reduce the exercise price of a Stock Option or Stock Appreciation Right or permit outstanding Stock Options or Stock Appreciation Rights to be canceled in exchange for (i) cash, (ii) Stock Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original outstanding Stock Options or Stock Appreciation Rights, or (iii) other Awards. Except as otherwise determined by the Board or ECMDC, termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination. (c) Amendment of Awards. Subject to Section 7(f), the Administrator may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall materially impair the rights of any Participant with respect to an Award without the Participant’s consent, except such an amendment made to cause the Plan or Award to comply with applicable law, applicable rule of any securities exchange on which the Common Stock is listed or admitted for trading, or to prevent adverse tax or accounting consequences for the Participant or the Company or any of its Affiliates.

24 16. General Provisions. (a) Non-Guarantee of Employment or Service. Nothing in the Plan or in any Award Agreement thereunder shall confer any right on an individual to continue in the service of Price Group or any Affiliate or shall interfere in any way with the right of Price Group or any Affiliate to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest or become payable; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under any Award or the Plan. (b) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between Price Group and a Participant or any other person. To the extent that any Participant or other person acquires a right to receive payments from Price Group pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of Price Group. (c) Status of Awards. Awards shall be special incentive payments to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for purposes of determining any pension, retirement, death, severance or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance, severance or other employee benefit plan of Price Group or any Affiliate now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation or (b) any agreement between Price Group or any Affiliate and the Participant, except as such plan or agreement shall otherwise expressly provide. (d) Affiliate Employees. In the case of a grant of an Award to an Eligible Individual who provides services to any Affiliate, Price Group may, if the Administrator so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Affiliate, for such lawful consideration as the Administrator may specify, upon the condition or understanding that the Affiliate will transfer the shares of Common Stock to the Eligible Individual in accordance with the terms of the Award specified by the Administrator pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or canceled after such issue or transfer of shares to the Affiliate shall revert to Price Group. (e) Governing Law and Interpretation. The validity, construction and effect of the Plan, of any Award Agreement entered into pursuant to the Plan, and of any rules, regulations, Determinations, interpretations, or decisions made by the Administrator relating to the Plan or any Award Agreement, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Maryland, without regard to its conflict of laws principles. As a condition of receiving an Award under the Plan a Participant is bound by the terms of this Plan, which include the requirement that the Participant will (i) not bring any action arising under, as a result of, pursuant or relating to, this Plan or any Award Agreement in any court other than a federal or state court in the districts that include Baltimore, Maryland, (ii) submit to the personal jurisdiction of any federal court located in the district that includes Baltimore, Maryland or any state court in the district that includes Baltimore, Maryland, and (iii) not deny or attempt to defeat that personal jurisdiction or object to venue by motion or other request for leave from any such court. (f) Headings and Captions. The headings and captions of the Plan are for reference purposes only, are not part of the provisions hereof, and shall have no force or effect or affect the meaning or interpretation of this Plan. (g) Use of English Language. The Plan, each Award Agreement, and all other documents, notices and legal proceedings entered into, given or instituted pursuant to an Award shall be written in English, unless otherwise determined by the Administrator. If a Participant receives an Award Agreement, a copy of the Plan or any other documents related to an Award translated into a language other than English, and if the meaning of the translated version is different from the English version, the English version shall control.

25 (h) Recovery of Amounts Paid. Except as otherwise provided by the Administrator, Awards granted under the Plan shall be subject to Price Group’s Policy for Recoupment of Incentive Compensation or any successor thereto (the “Recoupment Policy”) and/or to any provisions set forth in the applicable Award Agreement under which Price Group may recover from current and former Participants any amounts paid or shares of Common Stock issued under an Award and any proceeds therefrom under such circumstances as the Administrator determines appropriate. The Administrator may apply the Recoupment Policy to Awards granted before the policy is adopted to the extent required by applicable law or rule of any securities exchange or market on which shares of Common Stock are listed or admitted for trading, as determined by the Administrator in its sole discretion. (i) Resolution of Disputes. Any dispute or disagreement that shall arise under, or as a result of, or pursuant to or relating to, this Plan or any Award Agreement shall be determined by the Administrator in good faith in its absolute and uncontrolled discretion, and any such determination or any other determination by the Administrator under or pursuant to this Plan or any Award Agreement and any interpretation by the Administrator of the terms of this Plan or any Award Agreement, will be final, binding and conclusive on all persons affected thereby. As part of accepting an Award a Participant agrees that before the Participant may bring any legal action arising under, as a result of, pursuant to or relating to, this Plan or an Award Agreement the Participant will first exhaust the Participant’s administrative remedies before the Administrator. A Participant further agrees that in the event that the Administrator does not resolve any dispute or disagreement arising under, as a result of, pursuant to or relating to, this Plan or an Award Agreement to the Participant’s satisfaction, no legal action may be commenced or maintained relating to this Plan or an Award Agreement more than 24 months after the Administrator’s decision. (j) Notices. All notices and other communications made or given pursuant to this Plan or any Award Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the Participant at the address contained in the records of the Company, or addressed to the Administrator, care of the Company for the attention of its Payroll and Stock Transaction Group of Price Group, or its successor by title or with respect to duties and responsibilities, at its home office in Baltimore, Maryland or such other location as Price Group may designate, or by a third party duly designated by Price Group at the offices of such third party, in the manner determined by the Administrator or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties. (k) Electronic Delivery of Documents. The Company may from time to time electronically deliver information with respect to the Plan or an Award, any amendments to an Award Agreement, and any reports of the Company provided generally to the Company’s stockholders. A Participant may receive from the Company, at no cost to the Participant, a paper copy of any electronically delivered documents by contacting the Payroll and Stock Transaction Group of Price Group, or its successor by title or with respect to duties and responsibilities, at its home office in Baltimore, Maryland or such other location as Price Group may designate, or by a third party duly designated by Price Group at the offices of such third party, in the manner determined by the Administrator. (l) Consent to Electronic Delivery. By accepting an Award pursuant to an Award Agreement a Participant is (i) consenting to the electronic delivery of the Award Agreement, all information with respect to the Plan and the Award and any reports of the Company provided generally to the Company’s stockholders; (ii) acknowledging that the Participant may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company; (iii) further acknowledge that the Participant may revoke the Participant’s consent to the electronic delivery of documents at any time by notifying the Company of such revoked consent by postal service or electronic mail; and (iv) further acknowledge that s/he understands that the Participant is not required to consent to electronic delivery of documents. (m) Invalid Provision. If any of the provisions or terms of this Plan is construed by a court of competent jurisdiction to be invalid or unenforceable, it shall not affect the remainder of this Plan or any Award Agreement, which shall be given full force and effect without regard to the invalid provision. Any

26 invalid or unenforceable provision shall be reformed to the maximum time, geographic and/or customer limitations permitted by the applicable laws, so as to be valid and enforceable. (n) Country-Specific Terms and Conditions. Notwithstanding any provisions in this Plan, the grant of an Award shall be subject to any special terms and conditions for any country set forth in any appendix to this Plan (the “Appendix”) in which a Participant resides. Moreover, if a Participant relocates to one of the countries included in the Appendix, the special terms and conditions for that country contained in the Appendix will apply to any Awards granted to that Participant to the extent the Price Group or the Administrator determines that the application of those terms to and conditions to an Award is necessary or advisable for legal or administrative reasons. The Appendix constitutes an integral part of the Plan and the terms and conditions applicable to a particular country are incorporated into the terms of any Award to the extent applicable under this Section 16(n). 17. Glossary. Under this Plan, except where the context otherwise indicates, the following definitions apply: (a) “Administrator” means the Executive Compensation and Management Development Committee (“ECMDC”), or such other committee(s) or officer(s) duly appointed by the Board or the ECMDC to administer the Plan or delegated limited authority to perform administrative actions under the Plan, and having such powers as shall be specified by the Board or the ECMDC; provided, however, that at any time the Board may serve as the Administrator in lieu of or in addition to the ECMDC or such other committee(s) or officer(s) to whom administrative authority has been delegated. With respect to any Award to which Section 16 of the Exchange Act applies, the Administrator shall be a committee consisting of two or more directors each of whom is, to the extent required by Rule 16b-3 of the Exchange Act, a “non-employee director” as defined in Rule 16b-3 of the Exchange Act and to the extent required by the rules of the national securities exchange that is the principal trading market for the Common Stock an “independent director.” Any member of the Administrator who does not meet the foregoing requirements shall abstain from any decision regarding an Award intended to comply with Rule 16b-3 of the Exchange Act and shall not be considered a member of the Administrator to the extent required to comply with Rule 16b-3 of the Exchange Act or the rules of the national securities exchange that is the principal trading market for the Common Stock. (b) “Affiliate” means any entity, whether previously, now or hereafter existing, in which Price Group, directly or indirectly, at the relevant time has a proprietary interest by reason of stock ownership or otherwise (including, but not limited to, joint ventures, limited liability companies, and partnerships) or any entity that provides services to Price Group or a subsidiary or affiliated entity of Price Group; provided, however, that solely for purposes of determining whether a Participant has a Termination of Service that is a “separation from service” within the meaning of section 409A of the Code, an “Affiliate” of a corporation or other entity means all other entities with which such corporation or other entity would be considered a single employer under Sections 414(b) or 414(c) of the Code. (c) “Award” means any Stock Option, Stock Appreciation Right, stock award, stock unit, Performance Share, Performance Unit, Other Stock-Based Award, and/or Restricted Fund Unit Award whether granted under this Plan or any Prior Plan. (d) “Award Agreement” means the written document(s) establishing the grant of an Award to an Eligible Individual in such form and delivered by such means as the Administrator or its designee may establish from time to time, including an electronic writing acceptable to the Administrator, that sets out the grant and terms of an Award and including any notice, addendum or supplement thereto, memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan. (e) “Board” means the Board of Directors of Price Group. (f) “Cause” means (i) “cause” as that term may be defined in any written employment

27 agreement between a Participant and the Company or an Affiliate that may at any time be in effect, (ii) in the absence of a definition in a then-effective written employment agreement between a Participant and the Company or an Affiliate (as determined by the Administrator), “cause” as that term may be defined in any Award Agreement under the Plan, or (iii) in the absence of a definition in a then-effective written employment agreement between a Participant and the Company or an Affiliate (as determined by the Administrator), or any Award Agreement under the Plan, termination of a Participant’s employment with the Company or a Subsidiary on the occurrence of one or more of the following events: (A) the Participant’s plea of guilty or nolo contendere (or a similar plea) to, or conviction of, (A) a felony (or its equivalent in a non-United States jurisdiction) or (B) other conduct of a criminal nature that has or is likely to have a material adverse effect on the reputation or standing in the community of Price Group, any of its Affiliates or a successor to Price Group or an Affiliate, as determined by the Administrator in its sole discretion, or that legally prohibits the Participant from working for Price Group, any of its Affiliates or a successor to Price Group or an Affiliate; (B) a breach by the Participant of a regulatory rule that adversely affects the Participant’s ability to perform the Participant’s employment duties to Price Group, any of its Affiliates or a successor to Price Group or an Affiliate, in any material respect; or (C) the Participant’s failure, in any material respect, as determined by the Administrator, to (w) perform the Participant’s employment duties, (x) comply with the applicable policies of Price Group, or of its Affiliates, or a successor to Price Group or an Affiliate, including the Company’s Code of Ethics and Conduct, as such may be amended from time to time, (y) results in the assessment of a criminal penalty against Price Group, or of its Affiliates, or a successor to Price Group or an Affiliate, or (z) comply with covenants contained in any contract or Award Agreement to which the Participant is a party; provided, however, that, to the extent applicable, the Participant shall be provided a written notice describing in reasonable detail the facts which are considered to give rise to a breach described in this clause (C) and the Participant shall have 30 days following receipt of such written notice (the “Cure Period”) during which the Participant may remedy the condition and, if so remedied, no Cause for Termination of Service shall exist. (g) “Change in Control” means, unless modified pursuant to Determinations adopted by the Administrator, any of the following events: (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, other than an employee benefit plan or related trust sponsored or maintained by Price Group or by an entity controlled by Price Group or an underwriter of the Common Stock in a registered public offering) (a “Person”), during any 12-month period ending on the date of the most recent acquisition by such Person, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of shares representing thirty percent (30%) or more of the combined voting power (without regard to any limitations contained in the Price Group charter) of the then outstanding voting securities of Price Group entitled to vote generally in the election of directors (the “Outstanding Price Group Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from Price Group; (2) any acquisition by Price Group or a wholly-owned subsidiary of Price Group; or (3) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or (ii) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason, within any 12-month period, to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose appointment or election was endorsed by a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

28 (iii) consummation of a reorganization, merger, tender offer, share exchange, consolidation or other business combination, acquisition of Price Group equity securities, or sale or other disposition of all or substantially all of the assets of Price Group or the acquisition of assets of another entity (each of the transactions described in romanettes (i) through (iii), a “Corporate Transaction”), unless, following any Corporate Transaction, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Price Group Shares and Outstanding Price Group Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation or other entity resulting from the Corporate Transaction (including, without limitation, a corporation or other entity which as a result of such transaction owns Price Group or all or substantially all of Price Group’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to the Corporate Transaction, of the Outstanding Price Group Shares and Outstanding Price Group Voting Securities, as the case may be, (B) no Person (excluding such corporation or other entity resulting from such Corporate Transaction) beneficially owns, directly or indirectly, thirty percent (30%) or more of, respectively, the then outstanding shares of the corporation or other entity resulting from the Corporate Transaction or the combined voting power of the then outstanding voting securities of the corporation or other entity, and (C) at least a majority of the members of the board of directors of the corporation (or other governing board of a non- corporate entity) resulting from the Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for the Corporate Transaction. Notwithstanding the foregoing, an event described above shall be a Change in Control with respect to an Award that constitutes a “nonqualified deferred compensation plan” within the meaning of section 409A of the Code only if the event is also a change in the ownership or effective control of Price Group or a change in the ownership of a substantial portion of the assets of Price Group within the meaning of section 409A of the Code to the extent necessary to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to section 409A of the Code. (h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor section, regulations and guidance. (i) “Common Stock” means shares of common stock of Price Group, par value twenty cents ($0.20) per share and any capital securities into which they are converted. (j) “Company” means Price Group and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only Price Group. (k) “Default Measurement Fund” means the default fund selected by the Administrator, or the Administrator’s authorized designee, to be used, as provided in Section 7(k)(iii), as a Measurement Fund for any Participant that receives a Restricted Fund Unit Award but does not select a Measurement Fund, as such may be revised from time to time. (l) “Determinations” means all determinations of the Administrator that are specified in or permitted by the Plan or deemed necessary or desirable for the Plan’s administration or for the conduct of the Administrator in carrying out its duties and responsibilities under the Plan. (m) “Dividend Equivalent” means a right, granted to a Participant, to receive cash, Common Stock, stock Units or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock.

29 (n) “Effective Date” means the date on which adoption of the Plan is approved by the stockholders of Price Group. (o) “Eligible Individuals” means officers and employees of, and other individuals, excluding non-employee directors, providing bona fide services to or for, Price Group or any of its Affiliates, and prospective officers, employees and service providers who have accepted offers of employment or other service relationship from Price Group or its Affiliates. (p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto. Reference to any specific section of the Exchange Act shall be deemed to include such regulations and guidance issued thereunder, as well as any successor section, regulations and guidance. (q) “Fair Market Value” means, unless otherwise determined by the Administrator, as of any date: (i) if the principal market for the Common Stock (as determined by the Administrator if the Common Stock is listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market, the official closing price per share of Common Stock for the regular market session on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading or, if no sale is reported for that date, on the last preceding day on which a sale was reported, all as reported by such source as the Administrator may select; (ii) if the principal market for the Common Stock is not a national securities exchange or an established securities market, the average of the highest bid and lowest asked prices for the Common Stock on that date as reported on a national quotation system or, if no prices are reported for that date, on the last preceding day on which prices were reported, all as reported by such source as the Administrator may select; or (iii) if the Common Stock is neither listed or admitted to trading on a national securities exchange or an established securities market, nor quoted by a national quotation system, the value determined by the Administrator in good faith by the reasonable application of a reasonable valuation method. Notwithstanding the foregoing, if an award is subject to section 409A of the Code, the determination of Fair Market Value shall be made in accordance with the requirements of Treasury Regulation section 1.409A-1(b)(5)(iv), or any successor rule or regulation. (r) “Final Exercise Date” means the last day a Stock Option or Stock Appreciation Right can be exercised under the terms of this Plan and the applicable Award Agreement. (s) “Full Value Award” means an Award that results in Price Group transferring the full value of a share of Common Stock under the Award, whether or not an actual share of stock is issued. Full Value Awards shall include, but are not limited to, stock awards, stock units, Performance Shares, Performance Units that are payable in Common Stock, and Other Stock-Based Awards for which Price Group transfers the full value of a share of Common Stock under the Award, but shall not include Dividend Equivalents. (t) “Good Reason” means, unless modified pursuant to Determinations adopted by the Administrator, with respect to a Participant, during the 18-month period following a Change in Control, actions taken by Price Group or any of its Affiliates or any successor corporation or other entity in a Corporate Transaction resulting in a material negative change in the employment relationship of the Participant who is an officer or an employee in one or more of the following ways:

30 (i) the assignment to the Participant of duties materially inconsistent with the Participant’s position (including offices, titles and reporting requirements), authority, duties or responsibilities, or a material diminution in such position, authority, duties or responsibilities, in each case from those in effect immediately prior to the Change in Control; (ii) a material reduction of the Participant’s aggregate annual compensation, including, without limitation, base salary and annual bonus and incentive compensation opportunity, from that in effect immediately prior to the Change in Control; or (iii) a change in the Participant’s principal place of employment that increases the Participant’s commute by 75 or more miles as compared to the Participant’s commute immediately prior to the Change in Control. In order to invoke a Termination of Service for Good Reason, a Participant must provide written notice to Price Group, its Affiliate or any successor corporation or other entity in a Corporate Transaction with respect to which the Participant is employed or providing services (as applicable, the “Service Recipient”) of the existence of one or more of the conditions constituting Good Reason within 90 days following the Participant’s knowledge of the initial existence of the condition or conditions, specifying in reasonable detail the condition(s) constituting Good Reason, and the Service Recipient shall have 30 days following receipt of the written notice (the “Cure Period”) during which it may remedy the condition. In the event that the Service Recipient fails to remedy the condition(s) constituting Good Reason during the applicable Cure Period, the Participant’s Termination of Service must occur, if at all, within the 90 day period immediately following the expiration of Cure Period in order for Participant’s termination as a result of the condition(s) to constitute a Termination of Service for Good Reason. (u) “Grant Date” means the “date of grant” specified in the Award Agreement with respect to an Award, which will be a date not prior to the date on which the Administrator takes all actions necessary to grant the Award. (v) “Incentive Stock Option” means any Stock Option that is designated, in the applicable Award Agreement or the resolutions of the Administrator under which the Stock Option is granted, as an “incentive stock option” within the meaning of section 422 of the Code and otherwise meets the requirements to be an “incentive stock option” set forth in section 422 of the Code. (w) “Measurement Fund” means the investment vehicle in which a Participant’s Restricted Fund Unit Award may be notionally invested, as provide in Section 7(k)(iii). (x) “Net Asset Value Per Share” means with respect to a Measurement Fund the closing market value of all securities owned in the portfolio plus all other assets such as cash, minus all liabilities, divided by the total number of shares outstanding as published by the Measurement Fund on any day the applicable financial markets are open. (y) “Nonqualified Option” means any Stock Option that is not an Incentive Stock Option (including, without limitation, any Stock Option to purchase Common Stock originally designated as or intended to qualify as an Incentive Stock Option but which does not (for whatever reason) qualify as an Incentive Stock Option). (z) “Other Stock-Based Award” means an Award of Common Stock or any other Award that is valued in whole or in part by reference to, or is otherwise based upon, shares of Common Stock, including without limitation Dividend Equivalents and convertible debentures. (aa) “Peer Company” or collectively “Peer Companies” means, unless modified pursuant to Determinations adopted by the Administrator, each of the entities listed on the correlating Award

31 Agreement as a peer company and each Peer Company’s successor; so long as each Peer Company has a class of common securities listed for public trade on a national securities exchange or market from the beginning through the end of any applicable Performance Period or otherwise files financial statements with the Securities and Exchange Commission, as defined on the correlating Award Agreement. (bb) “Participant” means an Eligible Individual to whom an Award is or has been granted. (cc) “Performance Award” means a Full Value Award, the grant, vesting, lapse of restrictions or settlement of which is conditioned upon the achievement of performance objectives over a specified Performance Period and includes, without limitation, Performance Shares and Performance Units. (dd) “Performance Goals” means the performance goals established by the Administrator in connection with the grant of Awards based on Performance Metrics or other performance criteria selected by the Administrator. (ee) “Performance Period” means that period established by the Administrator during which any Performance Goals specified by the Administrator with respect to a Performance Award are to be measured. (ff) “Performance Metrics” means criteria established by the Administrator relating to any of the following, as it may apply to an individual, one or more business units, divisions, or Affiliates, one or more mutual funds or investment portfolios, or on a company-wide basis, and in absolute terms, relative to a base period, or relative to the performance of one or more comparable companies, peer groups, mutual funds or investment portfolios, or an index covering multiple companies, mutual funds or investment portfolios: (i) Earnings or Profitability Metrics: any derivative of investment advisory revenue; mutual fund servicing revenue; earnings/loss (gross, operating, net, or adjusted); earnings/loss before interest and taxes (“EBIT”); earnings/loss before interest, taxes, depreciation and amortization (“EBITDA”); profit margins; operating margins; expense levels or ratios; provided that any of the foregoing metrics may be adjusted to eliminate the effect of any one or more of the following: interest expense, asset impairments or investment losses, early extinguishment of debt or stock-based compensation expense, and other non-GAAP adjustments made and disclosed by Price Group in its management’s discussion and analysis or other Price Group filings with the SEC and approved by the Administrator; (ii) Return Metrics: any derivative of return on investment, assets, equity or capital (total or invested); (iii) Investment Metrics: relative risk-adjusted investment performance; investment performance of assets under management; (iv) Cash Flow Metrics: any derivative of operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per share; working capital; (v) Liquidity Metrics: any derivative of debt leverage (including debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios); and/or (vi) Stock Price and Equity Metrics: any derivative of return on stockholders’ equity; total stockholder return; stock price; stock price appreciation; market capitalization; earnings/loss per share (basic or diluted) (before or after taxes). (vii) Any other metric(s) chosen by the Administrator in its sole discretion.

32 (gg) “Performance Shares” means a grant of stock or stock Units the issuance, vesting or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. (hh) “Performance Units” means a grant of dollar-denominated Units the value, vesting or payment of which is contingent on performance against predetermined objectives over a specified Performance Period. (ii) “Plan” means this T. Rowe Price Group, Inc. 2020 Long-Term Incentive Plan, as set forth herein and as hereafter amended from time to time. (jj) “Price Group” means T. Rowe Price Group, Inc., a Maryland corporation. (kk) “Prior Plan” means Price Group’s 2001 Stock Incentive Plan, 2004 Stock Incentive Plan, and/or 2012 Long-Term Incentive Plan. (ll) “Prohibited Action” means, whether engaged in by a Participant directly or indirectly, either as an employee, employer, consultant, or in any other capacity the Participant’s: (i) engaging in any Competing Business. “Competing Business” shall be defined as the business of investment advisory services to individual and/or institutional investors, retirement plan services, discount brokerage, trust services, and any other business that is competitive with the business activities of the Company; (ii) soliciting, encouraging, or inducing any customers or clients of the Company who were current or prospective customers or clients as of the date on which the Participant’s Termination of Service occurred, to terminate or reduce his, her or its relationship with the Company or not to proceed with, or enter into, any business relationship with the Company, or otherwise interfering with any such business relationship with the Company, including by encouraging or suggesting any investment management client of the Company (A) to withdraw any funds for which the Company provides investment management or advisory services, or (B) not to engage the Company to provide investment management or advisory services for any funds; (iii) (A) soliciting, encouraging, or inducing any officer, director, employee, agent, partner, consultant or independent contractor of the Company to terminate, modify or reduce his or her relationship with the Company, (B) hiring, employing, supervising, managing or engaging any such individual, or (C) otherwise attempting to disrupt or interfere with the Company’s relationship with any such individual; (iv) using, reproducing, or disclosing any Confidential Information of the Company. “Confidential Information” shall be defined as client and customer lists, information with respect to the name, address, contact persons or requirements of any customer or client, other information relating to clients and prospective clients from whom the Company has solicited business or plans to solicit business, information relating to business plans and business that is conducted or anticipated to be conducted, research, technology, computer software, processes, products, pricing, costs, business methods, business objectives or strategies, marketing plans and finances; (v) pleading guilty or nolo contendere (or a similar plea) to, or being convicted of, (A) a felony (or its equivalent in a non-United States jurisdiction) or (B) other conduct of a criminal nature that has or is likely to have a material adverse effect on the reputation or standing in the community of the Company, as determined by the Administrator in its sole discretion, or that legally prohibits a Participant from working for the Company; (vi) breaching a regulatory rule that adversely affects a Participant’s ability to perform his employment duties to the Company in any material respect; and

33 (vii) failing, in any material respect, to (A) perform the Participant’s employment duties, (B) comply with the applicable policies of the Company, (C) follow reasonable directions received from the Company or (D) comply with covenants contained in any contract with the Company to which the Participant is a party. (mm) “Restricted Fund Unit” means a right granted to a Participant to receive cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of certain requirements (including the satisfaction of certain Performance Goals) where during any applicable deferral period the Award may be notionally invested in a Measurement Fund(s). An Award of a Restricted Fund Unit represents an unfunded and unsecured promise by the Company to make a payment to a Participant in the future in accordance with the terms of an applicable Award Agreement. Any Participant that receives the Award of a Restricted Fund Unit shall have the status of a general unsecured creditor of the Company as a result of receiving the Award. (nn) “"Restricted Stock” means an Award of shares of Common Stock to a Participant that may be subject to certain transferability and other restrictions and to a risk of forfeiture (including by reason of not satisfying certain Performance Goals). (oo) “Restricted Stock Unit” means a right granted to a Participant to receive shares of Common Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of certain requirements (including the satisfaction of certain Performance Goals). A Restricted Stock Unit represents an unfunded and unsecured promise by the Company to make a payment or issue a share of Common Stock in the future in accordance with the terms of an applicable Award Agreement. Any Participant that receives the Award of a Restricted Stock Unit shall have the status of a general unsecured creditor of the Company as a result of receiving the Award. (pp) “Restriction Period” means, with respect to Full Value Awards, the period commencing on the date of grant of such Award to which vesting or transferability and other restrictions and a risk of forfeiture apply and ending upon the expiration of the applicable vesting conditions, transferability and other restrictions and lapse of risk of forfeiture and/or the achievement of the applicable Performance Goals (it being understood that the Administrator may provide that vesting shall occur and/or restrictions shall lapse with respect to portions of the applicable Award during the Restriction Period in accordance with Section 7(b)). (qq) “Rule of 65” means that the sum of an Employee’s age and years of credited service totals at least 65. For purposes of determining if an Employee satisfies the Rule of 65 the Employee must at a minimum have (i) celebrated his 55th birthday, and (ii) completed at least 5 full years (60 months) of credited service with an Employer(s). For purposes of calculating the Rule of 65 an Employee shall receive credit for all calendar months in which the Employee worked at least one day for purposes of calculating the Employee’s years of credited service with an Employer(s) and for purposes of calculating the Employee’s age, after the employee has turned age 55. (rr) “Service” means the period of a Participant’s employment with the Company. A Participant’s Service will be considered to have ceased with the Company if, immediately after a sale, merger or other corporate transaction, the trade, business or entity with which the Participant is employed is not Price Group, Inc. or its successor or an Affiliate of Price Group, Inc. or its successor. (ss) “Stock Appreciation Right” means a right to receive, on exercise of that right, an amount, in shares of Common Stock, or, at the discretion of the Administrator or is designee, cash equal to the value of such shares of Common Stock, equal to the difference between the Fair Market Value of a share of Common Stock as of the date of exercise of the Stock Appreciation

34 Right and the Fair Market Value of a share of Common Stock as determined under Section 17(p). (tt) “Stock Option” means a right to purchase from the Company pursuant to the terms of the Award Agreement one share of Common Stock for an exercise price not less than the Fair Market Value of a share of Common Stock on the Grant Date, subject to such terms and conditions established under Section 7(c) hereof. Stock Options may either be Incentive Stock Options or Non-Qualified Stock Options. (uu) “Tax Withholding Obligation” means any federal, state, local or foreign (non- United States) income, employment or other tax or social insurance contribution required by applicable law to be withheld in respect of Awards. (vv) “Termination of Service” means the termination of the Participant’s employment or consultancy with, or performance of services for, Price Group and its Affiliates. Temporary absences from employment because of illness, vacation or leave of absence and transfers among Price Group and its Affiliates shall not be considered Terminations of Service. With respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of section 409A of the Code, “Termination of Service” shall mean a “separation from service” as defined under section 409A of the Code to the extent required by section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to section 409A of the Code. A Participant has a separation from service within the meaning of section 409A of the Code if the Participant terminates employment with Price Group and all Affiliates for any reason. A Participant will generally be treated as having terminated employment with Price Group and all Affiliates as of a certain date if the Participant and the entity that employs the Participant reasonably anticipate that the Participant will perform no further services for Price Group or any Affiliate after such date or that the level of bona fide services that the Participant will perform after such date (whether as an employee or an independent contractor) will permanently decrease to no more than 20 percent (20%) of the average level of bona fide services performed (whether as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of services if the Participant has been providing services for fewer than 36 months); provided, however, that the employment relationship is treated as continuing while the Participant is on military leave, sick leave or other bona fide leave of absence if the period of leave does not exceed six months or, if longer, so long as the Participant retains the right to reemployment with Price Group or any Affiliate. Notwithstanding the foregoing, the Administrator has discretion to determine that a Termination of Service has occurred if, for six continuous months, a Participant is absent or otherwise unable for any reason to perform substantially all the essential duties of the Participant’s position, as determined by the Administrator in its sole discretion. The Administrator has discretion to determine the date upon which a Participant incur a Termination of Service. (ww) “Total and Permanent Disability” means, with respect to a Participant, except as otherwise provided in the relevant Award Agreement, for any Award subject to section 409A of the Code, “Total and Permanent Disability” as defined in section 409A(a)(2)(C) of the Code. For any Award not subject to section 409A of the Code, “Total and Permanent Disability” means disability as defined in any then effective long-term disability plan maintained by the Company that covers the Participant or if a long-term disability plan does not exist at any relevant time, “Total and Permanent Disability” means the permanent and total disability of a person within the meaning of section 22(e)(3) of the Code. For purposes of determining the time during which an Incentive Stock Option may be exercised under the terms of an Award Agreement, “Total and Permanent Disability” means the permanent and total disability of a person within the meaning of section 22(e)(3) of the Code. Section 22(e)(3) of the Code provides that an individual is totally and permanently disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. To the extent necessary, the Administrator shall have sole authority to determine whether a Participant has suffered a Total and Permanent Disability and may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s

35 condition. With respect to any jurisdiction other than the United States “Total and Permanent Disability” means a Participant is determined to be totally disabled by any governmental or quasi- governmental body that administers a comparable social insurance program similar to Social Security in which the Participant participates and that conditions the right to receive benefits under the program on the Participant’s being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last until the Participant’s death or result in death. (xx) “Trading Date” means a day on which Price Group’s Common Stock trades on a national securities exchange or market. (yy) “Unit” means a bookkeeping entry used by Price Group to record and account for the grant of the following Awards until such time as the Award is paid, settled, cancelled, forfeited or terminated, as the case may be: stock units, Restricted Stock Units, Performance Units, and Performance Shares that are expressed in terms of units of Common Stock. A Unit represents an unfunded and unsecured promise by the Company to make payments and issue shares of Common Stock in the future in accordance with the terms of an Award Agreement. Any Participant that receives the Award of a Unit shall have the status of a general unsecured creditor of the Company as a result of receiving the Award.